Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2023

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 54.5 million square feet and 192 properties, including 15 properties under construction/redevelopment. BXP’s properties include 171 office properties, 14 retail properties (including 2 retail properties under construction/redevelopment), six residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned an eleventh consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, increasing interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, including the ongoing war in Ukraine, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease, such as the COVID-19 global pandemic on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including potential costs to comply with the Securities and Exchange Commission’s proposed rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 54.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of 290 Binney Street, Cambridge, MA)

Q1 2023
Table of contents

Q1 2023
Company profile
SNAPSHOT

(as of March 31, 2023)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	192
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	54.5 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	175.5 million
Closing Price, at the end of the quarter	$54.12 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	7.2%
Consolidated Market Capitalization [2]	$24.2 billion
BXP’s Share of Market Capitalization [2,3]	$24.5 billion
Unsecured Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Kelly A. Ayotte	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Bruce W. Duncan		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Carol B. Einiger		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Diane J. Hoskins	Chair of Sustainability Committee	Bryan J. Koop	Executive Vice President, Boston Region
Mary E. Kipp		Robert E. Pester	Executive Vice President, San Francisco Region
Joel I. Klein	Chair of Compensation Committee	Hilary Spann	Executive Vice President, New York Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC Region

David A. Twardock	Chair of Audit Committee	John J. Stroman	Executive Vice President, Co-Head of the Washington, DC Region
William H. Walton, III
		Jonathan D. Lange	Senior Vice President, Los Angeles Region
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 26.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q1 2023
Guidance and assumptions
GUIDANCE

BXP’s guidance for the second quarter 2023 and full year 2023 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on April 25, 2023 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 56. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2023		Full Year 2023
	Low	High	Low	High
Projected EPS (diluted)	$0.59	$0.61	$2.30	$2.36
Add:
Projected Company share of real estate depreciation and amortization	1.20	1.20	4.84	4.84
Projected FFO per share (diluted)	$1.79	$1.81	$7.14	$7.20

ASSUMPTIONS
(dollars in thousands)

	Full Year 2023
	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.00%	89.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	(0.50)%	0.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	1.00%	2.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$100,000	$108,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(30,000)	$(28,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$110,000	$125,000
Termination income	$3,000	$5,000

Other revenue (expense):
Development, management services and other revenue	$32,000	$36,000
General and administrative expense [1]	$(164,000)	$(157,000)
Consolidated net interest expense [2]	$(525,000)	$(515,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(153,000)	$(148,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.
2 Excludes $(97M) - $(94M) for full year 2023 of BXP’s share of projected interest expense from unconsolidated joint ventures.

Q1 2023
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$77,890	$121,790
Net income attributable to Boston Properties, Inc. per share - diluted	$0.50	$0.78
FFO attributable to Boston Properties, Inc. [1]	$271,951	$292,940
Diluted FFO per share [1]	$1.73	$1.86
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$245,861	$236,218

Selected items:
Revenue	$803,200	$789,824
Recoveries from clients	$134,010	$121,750
Service income from clients	$2,227	$3,044
BXP’s Share of revenue [3]	$789,411	$772,897
BXP’s Share of straight-line rent [3]	$23,863	$31,029
BXP’s Share of fair value lease revenue [3,4]	$4,579	$3,841
BXP’s Share of termination income [3]	$900	$2,320
Ground rent expense	$3,810	$2,794
Capitalized interest	$10,589	$12,082
Capitalized wages	$4,491	$4,054
Loss from unconsolidated joint ventures	$(7,569)	$(58,451)
BXP’s share of FFO from unconsolidated joint ventures [5]	$18,076	$16,880
Net income attributable to noncontrolling interests in property partnerships	$18,660	$19,961
FFO attributable to noncontrolling interests in property partnerships [6]	$36,371	$37,396

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$3,844	$4,182
Below-market rents (included within Other Liabilities)	$48,694	$52,628
Accrued rental income liability (included within Other Liabilities)	$127,005	$124,436

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	3.27	3.57
Interest Coverage Ratio (including capitalized interest) [7]	3.00	3.22
Fixed Charge Coverage Ratio [7]	2.67	2.77
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.78	7.56
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	0.4%	0.1%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	4.8%	2.6%
FAD Payout Ratio [2]	69.98%	72.62%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.7%	63.2%
Occupancy % of In-Service Properties [10]	88.6%	88.6%
Leased % of In-Service Properties [11]	91.0%	91.5%

Capitalization:
Consolidated Debt	$14,709,436	$14,240,336
BXP’s Share of Debt [12]	$14,955,407	$14,482,308
Consolidated Market Capitalization	$24,206,901	$26,064,674
Consolidated Debt/Consolidated Market Capitalization	60.77%	54.63%
BXP’s Share of Market Capitalization [12]	$24,452,872	$26,306,646
BXP’s Share of Debt/BXP’s Share of Market Capitalization [12]	61.16%	55.05%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended March 31, 2023, see page 35.
6For a quantitative reconciliation for the three months ended March 31, 2023, see page 32.
7For a quantitative reconciliation for the three months ended March 31, 2023 and December 31, 2022, see page 30.
8For a quantitative reconciliation for the three months ended March 31, 2023 and December 31, 2022, see page 29.
9For a quantitative reconciliation for the three months ended March 31, 2023 and December 31, 2022, see pages 10, 64 and 65.
10Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates.
12For a quantitative reconciliation for March 31, 2023, see page 26.

Q1 2023
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Mar-23	31-Dec-22
ASSETS
Real estate	$24,314,813	$24,261,588
Construction in progress	618,770	406,574
Land held for future development	626,137	721,501
Right of use assets - finance leases	237,503	237,510
Right of use assets - operating leases	166,699	167,351
Less accumulated depreciation	(6,424,547)	(6,298,082)
Total real estate	19,539,375	19,496,442
Cash and cash equivalents	918,952	690,333
Cash held in escrows	45,330	46,479
Investments in securities	32,099	32,277
Tenant and other receivables, net	85,603	81,389
Related party note receivable, net	78,544	78,576
Sales-type lease receivable, net	13,028	12,811
Accrued rental income, net	1,297,767	1,276,580
Deferred charges, net	720,174	733,282
Prepaid expenses and other assets	141,933	43,589
Investments in unconsolidated joint ventures	1,752,617	1,715,911
Total assets	$24,625,422	$24,207,669

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,273,553	$3,272,368
Unsecured senior notes, net	10,240,967	10,237,968
Unsecured line of credit	—	—
Unsecured term loan, net	1,194,916	730,000
Lease liabilities - finance leases	250,567	249,335
Lease liabilities - operating leases	204,435	204,686
Accounts payable and accrued expenses	397,798	417,545
Dividends and distributions payable	171,427	170,643
Accrued interest payable	114,400	103,774
Other liabilities	465,276	450,918
Total liabilities	16,313,339	15,837,237

Commitments and contingencies	—	—
Redeemable deferred stock units	5,599	6,613

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,908,693 and 156,836,767 issued and 156,829,793 and 156,757,867 outstanding at March 31, 2023 and December 31, 2022, respectively	1,568	1,568
Additional paid-in capital	6,549,314	6,539,147
Dividends in excess of earnings	(467,159)	(391,356)
Treasury common stock at cost, 78,900 shares at March 31, 2023 and December 31, 2022	(2,722)	(2,722)
Accumulated other comprehensive loss	(18,214)	(13,718)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,062,787	6,132,919

Noncontrolling interests:
Common units of the Operating Partnership	691,627	683,583
Property partnerships	1,552,070	1,547,317
Total equity	8,306,484	8,363,819
Total liabilities and equity	$24,625,422	$24,207,669

Q1 2023
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-23	31-Dec-22
Revenue
Lease	$756,875	$739,094
Parking and other	23,064	26,088
Insurance proceeds	945	903
Hotel revenue	8,101	11,087
Development and management services	8,980	8,406
Direct reimbursements of payroll and related costs from management services contracts	5,235	4,246
Total revenue	803,200	789,824
Expenses
Operating	147,182	144,668
Real estate taxes	139,432	135,529
Demolition costs	2,275	203
Restoration expenses related to insurance claims	2,419	1,865
Hotel operating	6,671	7,646
General and administrative [1]	55,802	36,000
Payroll and related costs from management services contracts	5,235	4,246
Transaction costs	911	759
Depreciation and amortization	208,734	198,330
Total expenses	568,661	529,246
Other income (expense)
Loss from unconsolidated joint ventures [2]	(7,569)	(58,451)
Gains on sales of real estate	—	55,726
Gain on sales-type lease [3]	—	10,058
Gains from investments in securities [1]	1,665	2,096
Unrealized gain (loss) on non-real estate investment	259	(150)
Interest and other income (loss)	10,941	5,789
Interest expense	(134,207)	(119,923)
Net income	105,628	155,723
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,660)	(19,961)
Noncontrolling interest - common units of the Operating Partnership [4]	(9,078)	(13,972)
Net income attributable to Boston Properties, Inc.	$77,890	$121,790

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.50	$0.78
Net income attributable to Boston Properties, Inc. per share - diluted	$0.50	$0.78

_____________
1General and administrative expense includes $1.7 million and $2.1 million and Gains from investments in securities include $1.7 million and $2.1 million for the three months ended March 31, 2023 and December 31, 2022, respectively, related to the Company’s deferred compensation plan.
2For the three months ended December 31, 2022, includes a $50.7 million non-cash impairment charge related to the Company’s investment in Dock 72, an unconsolidated joint venture property in Brooklyn, New York in which the Company has a 50% interest.
3The Company amended and modified a ground lease with a hotel developer that originally was classified and accounted for as an operating lease due to certain termination provisions. Upon modification, the 99-year ground lease, of which approximately 97 years remain, was reclassified as a sales-type lease. As a result, during the three months ended December 31, 2022, the Company derecognized the underlying asset resulting in a gain on sales-type lease of approximately $10.1 million. The hotel developer intends to construct a 267-room hotel on the land.
4For additional detail, see page 6.

Q1 2023
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$77,890	$121,790
Add:
Noncontrolling interest - common units of the Operating Partnership	9,078	13,972
Noncontrolling interests in property partnerships	18,660	19,961
Net income	105,628	155,723
Add:
Depreciation and amortization expense	208,734	198,330
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,711)	(17,435)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	25,645	24,626
Corporate-related depreciation and amortization	(469)	(431)
Impairment loss included within loss from unconsolidated joint ventures	—	50,705
Less:
Gains on sales of real estate	—	55,726
Gain on sales-type lease	—	10,058
Unrealized gain (loss) on non-real estate investment	259	(150)
Noncontrolling interests in property partnerships	18,660	19,961
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	302,908	325,923
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	30,957	32,983
FFO attributable to Boston Properties, Inc.	$271,951	$292,940

Boston Properties, Inc.’s percentage share of Basic FFO	89.78%	89.88%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.22%	10.12%
Basic FFO per share	$1.73	$1.87
Weighted average shares outstanding - basic	156,803	156,773
Diluted FFO per share	$1.73	$1.86
Weighted average shares outstanding - diluted	157,043	157,112

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-23	31-Dec-22
Basic FFO	$302,908	$325,923
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	302,908	325,923
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	30,927	33,687
Boston Properties, Inc.’s share of Diluted FFO	$271,981	$292,236

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-23	31-Dec-22
Shares/units for Basic FFO	174,652	174,423
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	240	339
Shares/units for Diluted FFO	174,892	174,762
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,849	17,650
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,043	157,112

Boston Properties, Inc.’s percentage share of Diluted FFO	89.79%	89.90%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation for the three months ended March 31, 2023, see page 32.
3For a quantitative reconciliation for the three months ended March 31, 2023, see page 35.

Q1 2023
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Mar-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$77,890	$121,790
Add:
Noncontrolling interest - common units of the Operating Partnership	9,078	13,972
Noncontrolling interests in property partnerships	18,660	19,961
Net income	105,628	155,723
Add:
Depreciation and amortization expense	208,734	198,330
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,711)	(17,435)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	25,645	24,626
Corporate-related depreciation and amortization	(469)	(431)
Impairment loss included within loss from unconsolidated joint ventures	—	50,705
Less:
Gains on sales of real estate	—	55,726
Gain on sales-type lease	—	10,058
Unrealized gain (loss) on non-real estate investment	259	(150)
Noncontrolling interests in property partnerships	18,660	19,961
Basic FFO	302,908	325,923
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	5,519	11,711
BXP’s Share of hedge amortization, net of costs [1]	1,750	1,751
BXP’s share of fair value interest adjustment [1]	499	250
BXP’s Share of straight-line ground rent expense adjustment [1,5]	543	404
Stock-based compensation	25,935	7,496
Non-real estate depreciation	469	431
Unearned portion of capitalized fees from consolidated joint ventures [6]	622	1,135
Less:
BXP’s Share of straight-line rent [1]	23,863	31,029
BXP’s Share of fair value lease revenue [1,7]	4,579	3,841
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	45,155	55,613
BXP’s Share of maintenance capital expenditures [1,8]	18,508	22,229
Amortization and accretion related to sales type lease	226	—
Hotel improvements, equipment upgrades and replacements	53	171
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$245,861	$236,218

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$172,054	$171,548

FAD Payout Ratio[1] (B÷A)	69.98%	72.62%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation for the three months ended March 31, 2023, see page 32.
3For a quantitative reconciliation for the three months ended March 31, 2023, see page 35.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2024 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 60 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q1 2023
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Mar-23	31-Mar-22
Net income attributable to Boston Properties, Inc.	$77,890	$143,047
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,078	16,361
Noncontrolling interest in property partnerships	18,660	17,549
Net income	105,628	176,957
Add:
Interest expense	134,207	101,228
Depreciation and amortization expense	208,734	177,624
Transaction costs	911	—
Payroll and related costs from management services contracts	5,235	4,065
General and administrative expense	55,802	43,194
Less:
Interest and other income (loss)	10,941	1,228
Unrealized gain on non-real estate investment	259	—
Gains (losses) from investments in securities	1,665	(2,262)
Income (loss) from unconsolidated joint ventures	(7,569)	2,189
Gains on sales of real estate	—	22,701
Direct reimbursements of payroll and related costs from management services contracts	5,235	4,065
Development and management services revenue	8,980	5,831
Net Operating Income (NOI)	491,006	469,316
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	40,756	37,321
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	47,097	47,055
BXP’s Share of NOI	484,665	459,582
Less:
Termination income	195	2,078
BXP’s share of termination income from unconsolidated joint ventures [1]	877	606
Add:
Partners’ share of termination income from consolidated joint ventures [2]	172	221
BXP’s Share of NOI (excluding termination income)	$483,765	$457,119

Net Operating Income (NOI)	$491,006	$469,316
Less:
Termination income	195	2,078
NOI from non Same Properties (excluding termination income) [3]	42,921	21,598
Same Property NOI (excluding termination income)	447,890	445,640
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	46,925	46,834
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	39,879	36,715
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	3,849	448
BXP’s Share of Same Property NOI (excluding termination income)	$436,995	$435,073

_____________
1For a quantitative reconciliation for the three months ended March 31, 2023, see page 63.
2For a quantitative reconciliation for the three months ended March 31, 2023, see pages 60-61.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2023 and therefore are no longer a part of the Company’s property portfolio.

Q1 2023
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Mar-23	31-Mar-22
Net income attributable to Boston Properties, Inc.	$77,890	$143,047
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,078	16,361
Noncontrolling interest in property partnerships	18,660	17,549
Net income	105,628	176,957
Add:
Interest expense	134,207	101,228
Depreciation and amortization expense	208,734	177,624
Transaction costs	911	—
Payroll and related costs from management services contracts	5,235	4,065
General and administrative expense	55,802	43,194
Less:
Interest and other income (loss)	10,941	1,228
Unrealized gain on non-real estate investment	259	—
Gains (losses) from investments in securities	1,665	(2,262)
Income (loss) from unconsolidated joint ventures	(7,569)	2,189
Gains on sales of real estate	—	22,701
Direct reimbursements of payroll and related costs from management services contracts	5,235	4,065
Development and management services revenue	8,980	5,831
Net Operating Income (NOI)	491,006	469,316
Less:
Straight-line rent	24,806	22,186
Fair value lease revenue	3,596	1,655
Amortization and accretion related to sales type lease	226	—
Termination income	195	2,078
Add:
Straight-line ground rent expense adjustment [1]	591	576
Lease transaction costs that qualify as rent inducements [2]	5,386	(4,583)
NOI - cash (excluding termination income)	468,160	439,390
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	33,115	13,269
Same Property NOI - cash (excluding termination income)	435,045	426,121
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	43,321	43,366
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	36,510	22,759
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	3,067	(243)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$425,167	$405,757

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(190) and $168 for the three months ended March 31, 2023 and 2022, respectively. As of March 31, 2023, the Company has remaining lease payments aggregating approximately $24.7 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2023 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended March 31, 2023, see page 61.
5For a quantitative reconciliation for the three months ended March 31, 2023, see page 63.

Q1 2023
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-23	31-Mar-22	Change	Change	31-Mar-23	31-Mar-22	Change	Change
Rental Revenue [2]	$710,263	$698,322			$19,827	$14,585
Less: Termination income	195	2,078			—	—
Rental revenue (excluding termination income) [2]	710,068	696,244	$13,824	2.0%	19,827	14,585	$5,242	35.9%
Less: Operating expenses and real estate taxes	269,871	255,164	14,707	5.8%	12,134	10,025	2,109	21.0%
NOI (excluding termination income) [2,3]	$440,197	$441,080	$(883)	(0.2)%	$7,693	$4,560	$3,133	68.7%

Rental revenue (excluding termination income) [2]	$710,068	$696,244	$13,824	2.0%	$19,827	$14,585	$5,242	35.9%
Less: Straight-line rent and fair value lease revenue	17,455	15,475	1,980	12.8%	12	16	(4)	(25.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	4,031	(4,604)	8,635	187.6%	—	—	—	—%
Subtotal	696,644	676,165	20,479	3.0%	19,815	14,569	5,246	36.0%
Less: Operating expenses and real estate taxes	269,871	255,164	14,707	5.8%	12,134	10,025	2,109	21.0%
Add: Straight-line ground rent expense [5]	591	576	15	2.6%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$427,364	$421,577	$5,787	1.4%	$7,681	$4,544	$3,137	69.0%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-23	31-Mar-22	Change	Change	31-Mar-23	31-Mar-22	Change	Change
Rental Revenue [2]	$730,090	$712,907			$59,108	$57,363
Less: Termination income	195	2,078			866	606
Rental revenue (excluding termination income) [2]	729,895	710,829	$19,066	2.7%	58,242	56,757	$1,485	2.6%
Less: Operating expenses and real estate taxes	282,005	265,189	16,816	6.3%	22,212	20,490	1,722	8.4%
NOI (excluding termination income) [2,3]	$447,890	$445,640	$2,250	0.5%	$36,030	$36,267	$(237)	(0.7)%

Rental revenue (excluding termination income) [2]	$729,895	$710,829	$19,066	2.7%	$58,242	$56,757	$1,485	2.6%
Less: Straight-line rent and fair value lease revenue	17,467	15,491	1,976	12.8%	3,047	13,780	(10,733)	(77.9)%
Add: Lease transaction costs that qualify as rent inducements [4]	4,031	(4,604)	8,635	187.6%	318	370	(52)	(14.1)%
Subtotal	$716,459	$690,734	25,725	3.7%	55,513	43,347	12,166	28.1%
Less: Operating expenses and real estate taxes	282,005	265,189	16,816	6.3%	22,212	20,490	1,722	8.4%
Add: Straight-line ground rent expense [5]	591	576	15	2.6%	142	145	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$435,045	$426,121	$8,924	2.1%	$33,443	$23,002	$10,441	45.4%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-23	31-Mar-22	Change	Change	31-Mar-23	31-Mar-22	Change	Change
Rental Revenue [2]	$79,243	$77,149			$709,955	$693,121
Less: Termination income	172	221			889	2,463
Rental revenue (excluding termination income) [2]	79,071	76,928	$2,143	2.8%	709,066	690,658	$18,408	2.7%
Less: Operating expenses and real estate taxes	32,146	30,094	2,052	6.8%	272,071	255,585	16,486	6.5%
NOI (excluding termination income) [2,3]	$46,925	$46,834	$91	0.2%	$436,995	$435,073	$1,922	0.4%

Rental revenue (excluding termination income) [2]	$79,071	$76,928	$2,143	2.8%	$709,066	$690,658	$18,408	2.7%
Less: Straight-line rent and fair value lease revenue	3,789	1,025	2,764	269.7%	16,725	28,246	(11,521)	(40.8)%
Add: Lease transaction costs that qualify as rent inducements [4]	185	(2,443)	2,628	107.6%	4,164	(1,791)	5,955	332.5%
Subtotal	75,467	73,460	2,007	2.7%	696,505	660,621	35,884	5.4%
Less: Operating expenses and real estate taxes	32,146	30,094	2,052	6.8%	272,071	255,585	16,486	6.5%
Add: Straight-line ground rent expense [5]	—	—	—	—%	733	721	12	1.7%
NOI - cash (excluding termination income) 2, [3]	$43,321	$43,366	$(45)	(0.1)%	$425,167	$405,757	$19,410	4.8%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $(190) and $168 for the three months ended March 31, 2023 and 2022, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q1 2023
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-23	31-Dec-22
Maintenance capital expenditures	$21,455	$25,813
Planned capital expenditures associated with acquisition properties	38	—
Repositioning capital expenditures	3,455	6,127
Hotel improvements, equipment upgrades and replacements	53	171
Subtotal	25,001	32,111
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	269	784
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,718	444
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	3,216	4,368
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	301	1,688
BXP’s Share of Capital Expenditures [1]	$23,471	$27,283

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Mar-23	31-Dec-22
Square feet	775,445	1,038,282
Tenant improvements and lease commissions PSF	$72.81	$82.25

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Includes 100% of unconsolidated joint ventures.

Q1 2023
Acquisitions and dispositions
For the period from January 1, 2023 through March 31, 2023
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
13100 and 13150 Worldgate Drive (50% ownership) [1]	Herndon, VA	January 31, 2023	N/A	$17,000	$—	$17,000	N/A
Total Acquisitions			—	$17,000	$—	$17,000	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
N/A			—	$—	$—	$—
Total Dispositions			—	$—	$—	$—

________________
1Consists of two vacant office buildings aggregating approximately 350,000 rentable square feet and a 1,200-space structured parking deck situated on a 10-acre site. The joint venture intends to redevelop the property for residential use and the vacant properties are not reflected in the Company’s in-service property listing. There can be no assurance that the joint venture will commence the development as currently contemplated or at all.

Q1 2023
Construction in progress
as of March 31, 2023
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 3/31/2023	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
140 Kendrick - Building A	Q3 2023	Q3 2023	Needham, MA	104,000	$19,133	$26,600	$—	$—	$7,467	100%		—%	N/A
2100 Pennsylvania Avenue	Q2 2022	Q3 2024	Washington, DC	480,000	334,638	375,900	—	—	41,262	84%		64%	$3,414
360 Park Avenue South (42% ownership) [6]	Q1 2024	Q4 2025	New York, NY	450,000	206,950	248,000	92,774	89,677	37,953	—%		—%	N/A
Reston Next Office Phase II	Q2 2024	Q2 2025	Reston, VA	90,000	29,578	61,000	—	—	31,422	—%		—%	N/A
Platform16 Building A (55% ownership) [7]	Q2 2025	Q4 2026	San Jose, CA	389,500	93,161	231,900	—	—	138,739	—%		—%	N/A
Total Office Properties under Construction				1,513,500	683,460	943,400	92,774	89,677	256,843	34%		20%	3,414

Lab/Life Sciences
751 Gateway (49% ownership)	Q2 2024	Q2 2024	South San Francisco, CA	231,000	95,636	127,600	—	—	31,964	100%		—%	N/A
103 CityPoint	Q1 2024	Q3 2024	Waltham, MA	113,000	60,312	115,100	—	—	54,788	—%		—%	N/A
180 CityPoint	Q1 2024	Q4 2024	Waltham, MA	329,000	168,668	274,700	—	—	106,032	43%		—%	N/A
300 Binney Street	Q1 2025	Q1 2025	Cambridge, MA	236,000	14,914	210,200	—	—	195,286	100%		—%	N/A
105 Carnegie Center Redevelopment	Q4 2024	Q2 2025	Princeton, NJ	73,000	1,030	40,600	—	—	39,570	—%		—%	N/A
651 Gateway (50% ownership)	Q1 2024	Q4 2025	South San Francisco, CA	327,000	46,074	146,500	—	—	100,426	7%		—%	N/A
290 Binney Street	Q2 2026	Q2 2026	Cambridge, MA	566,000	124,026	1,185,200	—	—	1,061,174	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,875,000	510,660	2,099,900	—	—	1,589,240	64%		—%	N/A

Residential
Reston Next Residential (508 units) (20% ownership)	Q2 2024	Q2 2026	Reston, VA	417,000	11,509	47,700	28,000	5,045	13,236	—%		—%	N/A
Total Residential Property under Construction				417,000	11,509	47,700	28,000	5,045	13,236	—%		—%	N/A
Retail
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	4,047	43,800	—	—	39,753	100%		—%	N/A
Reston Next Retail	Q2 2025	Q4 2025	Reston, VA	33,000	18,495	26,600	—	—	8,105	—%		—%	N/A
Total Retail Property under Construction				151,000	22,542	70,400	—	—	47,858	78%		—	N/A

Other
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	161,945	182,300	—	—	20,355	N/A		—%	N/A
Total Properties Under Construction				4,015,500	$1,390,116	$3,343,700	$120,774	$94,722	$1,927,532	52%	[8]	7%	$3,414

Q1 2023
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2023

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 3/31/2023	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
Location
N/A				—	$—	$—	$—	$—	$—	—%	N/A
Total Projects Fully Placed In-Service				—	$—	$—	$—	$—	$—	—%	$—

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of April 21, 2023, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2023. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 54.
6Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the joint venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s joint venture partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the joint venture partners will fund required capital according to their percentage interests.
7Estimated total investment represents the costs to complete Building A, a 389,500 square foot building, and Building A’s proportionate share of land and garage costs. In conjunction with the construction of Building A, garage and site work will be completed for Phase II, which will support approximately 700,000 square feet of development in two office buildings, budgeted to be an incremental $118 million remaining to spend.
8Total percentage leased excludes Residential and Other.

Q1 2023
Land parcels and purchase options
as of March 31, 2023

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [1]	2,229,000
San Jose, CA [2]	2,199,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
San Francisco, CA	850,000
San Jose, CA (55% ownership)	698,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Springfield, VA	422,000
Waltham, MA	365,000
Herndon, VA (50% ownership) [3]	350,000
El Segundo, CA (50% ownership)	275,000
Lexington, MA [2]	259,000
Rockville, MD [2]	252,000
Dulles, VA	150,000
Total	13,302,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA 4	887,000
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Total	3,387,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 20-23.
3On January 31, 2023, The Company acquired a 50% share of available land that consists of two vacant office buildings aggregating approximately 350,000 rentable square feet and a 1,200-space structured parking deck situated on a 10-acre site. The joint venture intends to redevelop the property for residential use. There can be no assurance that the joint venture will commence the development as currently contemplated or at all.
4In January 2023, the Company commenced the development of 290 Binney Street, an approximately 566,000 net rentable square feet laboratory/life sciences project in Cambridge, Massachusetts. 290 Binney Street is 100% pre-leased to AstraZeneca.
5The Company expects to be a 50% partner in the future development of these sites.

Q1 2023
Leasing activity
for the three months ended March 31, 2023

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,610,777
Less:
Property dispositions/properties taken out of service [1]	333,277
Add:
Leases expiring or terminated during the period	1,067,880
Total space available for lease	6,345,380

1st generation leases	—
2nd generation leases with new clients	432,003
2nd generation lease renewals	343,442
Total space leased	775,445

Vacant space available for lease at the end of the period	5,569,935
Net (increase)/decrease in available space	40,842

Second generation leasing information: [2]
Leases commencing during the period (SF)	775,445
Weighted average lease term (months)	90
Weighted average free rent period (days)	175
Total transaction costs per square foot [3]	$72.81
Increase (decrease) in gross rents [4]	0.60%
Increase (decrease) in net rents [5]	0.81%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [4,6]	net [5,6]
Boston	—	289,565	289,565	20.53%	36.22%	182,039
Los Angeles	—	55,042	55,042	11.73%	19.18%	25,910
New York	—	249,331	249,331	(5.04)%	(8.63)%	120,109
San Francisco	—	61,348	61,348	5.09%	6.38%	83,684
Seattle	—	2,214	2,214	10.79%	16.32%	—
Washington, DC	—	117,945	117,945	(34.11)%	(46.58)%	248,738
Total / Weighted Average	—	775,445	775,445	0.60%	0.81%	660,480

_____________
1Total vacant square feet of properties taken out of service in Q1 2023 consists of 195,191 at 300 Binney Street, 55,852 at 420 Bedford Street, 57,045 at 430 Bedford Street and 25,189 at 2098 Gaither Road.
2Second generation leases are defined as leases for space that has previously been leased. Of the 775,445 square feet of second generation leases that commenced in Q1 2023, leases for 588,547 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 505,482 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 505,482 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Includes the renewal of a 68,950 square foot theater client. Excluding this renewal, the increase/(decrease) in second generation gross and net rent is (6.17)% and (8.82)% for Washington, DC and 3.87% and 6.37% for the total portfolio, respectively.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 186,898.

Q1 2023
Portfolio overview
for the three months ended March 31, 2023
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,563,494	968,604	550,114	330,000	16,412,212
Los Angeles	2,186,700	126,377	—	—	2,313,077
New York	12,107,184	486,390	—	—	12,593,574
San Francisco	6,997,935	356,406	318,171	—	7,672,512
Seattle	1,507,450	26,472	—	—	1,533,922
Washington, DC	8,780,164	664,676	493,241	—	9,938,081
Total	46,142,927	2,628,925	1,361,526	330,000	50,463,378
% of Total	91.44%	5.21%	2.70%	0.65%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$716,948	$52,910	$11,126	$8,001	$788,985
Less:
Partners’ share from consolidated joint ventures [4]	69,797	9,446	—	—	79,243
Add:
BXP’s share from unconsolidated joint ventures [5]	59,686	2,943	2,631	—	65,260
BXP’s Share of Rental revenue [1]	$706,837	$46,407	$13,757	$8,001	$775,002
% of Total	91.20%	5.99%	1.78%	1.03%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	28.32%	7.20%	35.52%
Los Angeles	2.73%	—%	2.73%
New York	23.18%	2.03%	25.21%
San Francisco	17.10%	2.53%	19.63%
Seattle	2.72%	—%	2.72%
Washington, DC	3.86%	10.33%	14.19%
Total	77.91%	22.09%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 20-23.
3Excludes approximately $100 of revenue from retail clients that is included in Retail.
4See page 61 for additional information.
5See page 63 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q1 2023
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Mar-23	31-Dec-22	31-Mar-23	31-Dec-22
Rental Revenue [2]	$11,726	$12,963	$8,101	$11,087
Less: Operating expenses and real estate taxes	5,463	6,309	6,671	7,646
Net Operating Income (NOI) [2]	6,263	6,654	1,430	3,441
Add: BXP’s share of NOI from unconsolidated joint ventures	1,751	1,648	N/A	N/A
BXP’s Share of NOI [2]	$8,014	$8,302	$1,430	$3,441

Rental Revenue [2]	$11,726	$12,963	$8,101	$11,087
Less: Straight line rent and fair value lease revenue	15	11	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	11,711	12,952	8,103	11,089
Less: Operating expenses and real estate taxes	5,463	6,309	6,671	7,646
NOI - cash basis [2]	6,248	6,643	1,432	3,443
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,751	1,648	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$7,999	$8,291	$1,432	$3,443

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-23	31-Mar-22
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,168	$3,890	7.15%
Average Rental Rate Per Occupied Square Foot		$5.73	$5.42	5.72%
Average Physical Occupancy		94.24%	94.09%	0.16%
Average Economic Occupancy		94.04%	92.20%	2.00%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,002	$2,743	9.44%
Average Rental Rate Per Occupied Square Foot		$5.52	$5.04	9.52%
Average Physical Occupancy		95.36%	93.57%	1.91%
Average Economic Occupancy		94.84%	93.14%	1.83%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,428	$3,933	12.59%
Average Rental Rate Per Occupied Square Foot		$4.91	$4.36	12.61%
Average Physical Occupancy		95.35%	96.12%	(0.80)%
Average Economic Occupancy		95.37%	95.61%	(0.25)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		61.30%	40.40%	51.73%
Average Daily Rate		$261.52	$266.10	(1.72)%
Revenue Per Available Room		$160.41	$91.38	75.54%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,445	$3,342	3.08%
Average Rental Rate Per Occupied Square Foot		$4.38	$4.03	8.68%
Average Physical Occupancy		91.46%	71.48%	27.95%
Average Economic Occupancy		89.34%	68.59%	30.25%

Q1 2023
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-23	31-Mar-22
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,677	$2,580	3.76%
Average Rental Rate Per Occupied Square Foot		$2.77	$2.66	4.14%
Average Physical Occupancy		93.70%	94.16%	(0.49)%
Average Economic Occupancy		93.12%	93.50%	(0.41)%

Total In-Service Residential Units	1,716

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3Excludes retail space.

Q1 2023
In-service property listing

as of March 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,496	93.4%	96.1%	$79.17
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,821	86.4%	94.7%	75.05
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,197,798	93.7%	94.1%	69.71
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	95.2%	100.0%	75.52
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,819	99.8%	99.8%	87.81
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,819	94.6%	94.6%	77.93
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	99.2%	99.8%	59.57
Prudential Center (retail shops) [5]	CBD Boston MA	—	479,498	95.9%	97.2%	98.99
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,497	94.0%	94.0%	61.85
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	81.58
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	100.0%	61.64
Subtotal		10	8,282,226	94.2%	96.6%	$76.82

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$90.01
325 Main Street [6]	East Cambridge MA	1	414,565	91.4%	91.4%	109.87
125 Broadway [6]	East Cambridge MA	1	271,000	100.0%	100.0%	137.87
355 Main Street	East Cambridge MA	1	259,640	99.3%	99.3%	80.99
90 Broadway	East Cambridge MA	1	223,771	98.1%	98.1%	77.22
255 Main Street	East Cambridge MA	1	215,394	97.5%	97.5%	102.20
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	86.86
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	73.77
250 Binney Street	East Cambridge MA	1	67,362	100.0%	100.0%	49.70
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	56.02
Subtotal		10	2,466,990	98.0%	98.0%	$92.31

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	997,574	56.5%	57.6%	$48.93
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	57.3%	57.3%	49.63
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	100.0%	58.00
140 Kendrick Street	Route 128 Mass Turnpike MA	2	306,323	85.9%	85.9%	51.97
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	92.1%	92.1%	44.02
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	97.4%	97.4%	46.86
200 West Street	Route 128 Mass Turnpike MA	1	273,365	83.9%	97.7%	75.85
880 Winter Street [6]	Route 128 Mass Turnpike MA	1	243,618	85.4%	97.2%	99.37
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	95.8%	95.8%	56.40
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.9%	98.9%	56.05
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	96.1%	97.8%	54.40
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	54.0%	54.0%	49.00
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	136,882	100.0%	100.0%	80.06
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%	100.0%	52.93
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	100.0%	53.10
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%	100.0%	60.37
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	100.0%	73.06
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	100.0%	28.87
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	100.0%	66.02
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	100.0%	47.83
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	100.0%	54.66
Subtotal		26	4,754,479	80.7%	82.4%	$56.81

Boston Office Total:		46	15,503,695	90.7%	92.5%	$74.01

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q1 2023
In-service property listing (continued)

as of March 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		50	16,412,212

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,131,511	87.7%	87.7%	$74.37
Santa Monica Business Park (55% ownership) [4]	West Los Angeles CA	14	1,107,162	84.1%	84.5%	70.49
Santa Monica Business Park Retail (55% ownership) [4,5]	West Los Angeles CA	7	74,404	90.1%	90.1%	71.13
Subtotal		27	2,313,077	86.0%	86.2%	$72.45

Los Angeles Total:		27	2,313,077	86.0%	86.2%	$72.45

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,965,003	89.7%	93.0%	$165.25
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	98.9%	99.4%	95.42
399 Park Avenue	Park Avenue NY	1	1,577,544	99.2%	100.0%	98.87
599 Lexington Avenue	Park Avenue NY	1	1,106,351	85.4%	90.1%	89.02
Times Square Tower (55% ownership)	Times Square NY	1	1,236,995	84.7%	96.5%	81.06
250 West 55th Street	Times Square / West Side NY	1	966,976	99.4%	100.0%	96.54
200 Fifth Avenue (26.69% ownership) [4,6]	Flatiron District NY	1	854,737	92.3%	92.3%	98.39
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,625	25.5%	42.4%	49.10
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	97.1%	97.1%	134.06
Subtotal		9	10,402,110	88.8%	92.7%	$108.01

510 Carnegie Center	Princeton NJ	1	234,160	33.5%	33.5%	$41.33
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	100.0%	35.46
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	79.2%	37.75
212 Carnegie Center	Princeton NJ	1	148,942	40.6%	40.6%	39.15
214 Carnegie Center	Princeton NJ	1	146,799	67.4%	69.5%	36.86
506 Carnegie Center	Princeton NJ	1	139,050	68.2%	82.1%	40.19
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	100.0%	41.87
202 Carnegie Center	Princeton NJ	1	134,068	84.9%	84.9%	40.74
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	100.0%	41.26
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	100.0%	35.47
101 Carnegie Center	Princeton NJ	1	121,619	100.0%	100.0%	38.87
502 Carnegie Center	Princeton NJ	1	121,460	96.2%	96.2%	39.91
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	100.0%	42.41
104 Carnegie Center	Princeton NJ	1	102,930	71.4%	77.0%	33.09
103 Carnegie Center	Princeton NJ	1	96,331	77.7%	84.1%	36.63
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	100.0%	36.06
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	100.0%	37.32
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	100.0%	36.59
Subtotal		17	2,191,464	79.7%	81.3%	$38.66

New York Total:		26	12,593,574	87.2%	90.7%	$97.00

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	100.0%	$110.97
Embarcadero Center Four	CBD San Francisco CA	1	941,677	94.5%	94.8%	93.52
Embarcadero Center One	CBD San Francisco CA	1	837,306	68.6%	74.7%	88.93
Embarcadero Center Two	CBD San Francisco CA	1	802,879	87.2%	87.3%	90.13
Embarcadero Center Three	CBD San Francisco CA	1	787,377	81.4%	81.4%	91.23

Q1 2023
In-service property listing (continued)

as of March 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	98.7%	98.7%	74.29
535 Mission Street	CBD San Francisco CA	1	307,235	87.6%	90.8%	96.81
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	105.99
Subtotal		9	5,648,029	89.2%	90.4%	$95.44

Gateway Commons (50% ownership) [4]	South San Francisco CA	5	788,178	86.8%	86.8%	$65.43
Mountain View Research Park	Mountain View CA	15	542,264	79.2%	79.2%	70.62
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	100.0%	92.32
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	100.0%	51.82
North First Business Park [7]	San Jose CA	5	190,636	87.6%	87.6%	24.27
Subtotal		27	1,693,487	85.8%	85.8%	$64.63

San Francisco Office Total:		36	7,341,516	88.4%	89.3%	$88.52

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		37	7,672,512

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	778,934	82.8%	88.0%	$44.54
Madison Centre [6]	CBD Seattle WA	1	754,988	93.1%	93.1%	62.49
Subtotal		2	1,533,922	87.9%	90.5%	$53.89

Seattle Total:		2	1,533,922	87.9%	90.5%	$53.89

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [4]	East End Washington DC	1	657,580	85.7%	90.1%	$72.78
901 New York Avenue (25% ownership) [4]	East End Washington DC	1	544,256	83.1%	83.1%	66.61
Market Square North (50% ownership) [4]	East End Washington DC	1	418,539	74.6%	74.6%	71.37
2200 Pennsylvania Avenue	CBD Washington DC	1	459,745	93.6%	94.9%	97.78
1330 Connecticut Avenue	CBD Washington DC	1	253,579	82.5%	87.4%	71.64
Sumner Square	CBD Washington DC	1	209,707	98.0%	98.0%	55.57
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	100.0%	100.0%	82.33
Capital Gallery	Southwest Washington DC	1	176,809	92.7%	92.7%	54.99
Subtotal		8	2,951,115	87.0%	88.6%	$73.75

Reston Next [6]	Reston VA	2	1,063,236	69.0%	90.6%	$58.87
South of Market	Reston VA	3	623,250	99.6%	99.6%	54.97
Fountain Square	Reston VA	2	524,580	83.7%	85.0%	53.01
One Freedom Square	Reston VA	1	427,956	87.0%	87.0%	52.28
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	51.02
One and Two Discovery Square	Reston VA	2	366,989	99.0%	99.0%	49.86
One Reston Overlook	Reston VA	1	319,519	89.7%	89.7%	47.08
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	70.30
Reston Corporate Center	Reston VA	2	261,046	100.0%	100.0%	49.28
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	65.17
Fountain Square Retail [5]	Reston VA	1	198,172	80.3%	87.0%	51.98
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	52.31
Avant Retail [5,6]	Reston VA	1	26,179	100.0%	100.0%	57.91
Subtotal		19	4,904,014	88.8%	93.9%	$54.94

7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%	100.0%	$38.00
Wisconsin Place Office	Montgomery County MD	1	299,428	88.9%	88.9%	58.42

Q1 2023
In-service property listing (continued)

as of March 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
WASHINGTON, DC (continued)
Shady Grove Innovation District [8]	North Rockville MD	2	132,474	82.3%		82.3%		16.89
Kingstowne Two	Springfield VA	1	156,005	83.7%		87.2%		39.87
Kingstowne One	Springfield VA	1	153,401	33.8%		44.1%		40.58
Kingstowne Retail [5]	Springfield VA	1	88,288	96.8%		96.8%		30.58
Subtotal		7	1,565,169	88.1%		89.5%		$40.09

Washington, DC Office Total:		34	9,420,298	88.1%		91.5%		$58.25

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Washington, DC Residential Total:		1	517,783

Washington, DC Total:		35	9,938,081

Total In-Service Properties:		177	50,463,378	88.6%	[9]	91.0%	[9]	$78.31	[9]

BXP’s Share of Total In-Service Properties: [3]				89.0%	[9]	91.2%	[9]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Not included in the Same Property analysis.
7Property held for redevelopment.
8Excludes 2098 Gaither Road. The Company is no longer actively leasing 2098 Gaither Road and intends to redevelop the property. 2098 Gaither Road consists of approximately 50,000 net rentable square feet.
9Excludes hotel and residential properties. For additional detail, see pages 18-19.

Q1 2023
Top 20 clients listing and portfolio client diversification
as of March 31, 2023
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.43%	8.8
2	Google	2.81%	14.3
3	Biogen	2.61%	4.1
4	Akamai Technologies	2.11%	11.6
5	WeWork	1.54%	8.3
6	Fannie Mae	1.50%	14.4
7	Kirkland & Ellis	1.46%	14.6
8	Ropes & Gray	1.43%	7.1
9	Microsoft	1.28%	9.2
10	Millennium Management	1.24%	7.8
11	Arnold & Porter Kaye Scholer	1.15%	8.8
12	Weil Gotshal & Manges	1.11%	11.1
13	Shearman & Sterling	1.06%	17.3
14	Wellington Management	1.03%	12.2
15	Bank of America	0.90%	12.0
16	Morrison & Foerster	0.87%	7.5
17	Snap	0.85%	3.0
18	Aramis (Estee Lauder)	0.83%	17.0
19	O'Melveny & Myers	0.83%	1.7
20	Leidos	0.83%	10.1
	BXP’s Share of Annualized Rental Obligations	28.87%
	BXP’s Share of Square Feet [1]	22.93%
	Weighted Average Remaining Lease Term (years)		10.0

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street [4]	566,000
Genentech	751 Gateway	229,000
The Broad Institute	300 Binney Street	225,000
Volkswagen Group of America	Reston Next	200,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4290 Binney Street is a 566,000 square foot lab development in Cambridge, MA that commenced development in the first quarter of 2023.

Q1 2023
Occupancy by location
as of March 31, 2023

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-23	31-Dec-22	31-Mar-23	31-Dec-22	31-Mar-23	31-Dec-22
Boston	95.0%	94.2%	80.7%	81.2%	90.7%	90.2%
Los Angeles	86.0%	88.3%	—%	—%	86.0%	88.3%
New York	88.8%	88.3%	79.7%	79.7%	87.2%	86.8%
San Francisco	89.2%	89.1%	85.8%	86.7%	88.4%	88.5%
Seattle	87.9%	88.3%	—%	—%	87.9%	88.3%
Washington, DC	87.0%	88.3%	88.6%	88.9%	88.1%	88.7%
Total Portfolio	90.5%	90.3%	84.5%	84.9%	88.6%	88.6%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-23	31-Mar-22	31-Mar-23	31-Mar-22	31-Mar-23	31-Mar-22
Boston	95.1%	95.8%	80.5%	86.4%	90.5%	92.9%
Los Angeles	86.0%	88.4%	—%	—%	86.0%	88.4%
New York	88.5%	89.7%	79.7%	79.1%	86.8%	87.7%
San Francisco	89.2%	91.2%	85.8%	76.4%	88.4%	87.8%
Seattle	82.8%	87.7%	—%	—%	82.8%	87.7%
Washington, DC	87.0%	82.2%	92.4%	93.1%	90.5%	89.2%
Total Portfolio	90.3%	91.1%	85.7%	86.6%	88.9%	89.7%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q1 2023
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	—
Unsecured Term Loan	1,200,000
Unsecured Senior Notes, at face value	10,300,000
Outstanding Principal	14,800,000
Discount on Unsecured Senior Notes	(13,339)
Deferred Financing Costs, Net	(77,225)
Consolidated Debt	$14,709,436
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	$500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
				$10,300,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,830	156,830	$8,487,640
Common Operating Partnership Units	18,659	18,659	1,009,825
Total Equity		175,489	$9,497,465

Consolidated Debt (A)			$14,709,436
Add: BXP’s share of unconsolidated joint venture debt [3]			1,604,852
Less: Partners’ share of consolidated debt [4]			1,358,881
BXP’s Share of Debt [5] (B)			$14,955,407

Consolidated Market Capitalization (C)			$24,206,901
BXP’s Share of Market Capitalization [5] (D)			$24,452,872
Consolidated Debt/Consolidated Market Capitalization (A÷C)			60.77%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			61.16%

_____________
1All unsecured senior notes are rated BBB+ (negative), and Baa1 (negative) by S&P and Moody’s, respectively.
2Values are based on the March 31, 2023 closing price of $54.12 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 33.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q1 2023
Debt analysis [1]
as of March 31, 2023
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at March 31, 2023	Letters of Credit	Remaining Capacity at March 31, 2023
Unsecured Line of Credit	$1,500,000	$—	$6,425	$1,493,575

UNSECURED TERM LOAN - MATURES MAY 16, 2024 2

	Facility	Outstanding at March 31, 2023
Unsecured Term Loan	$1,200,000	$1,200,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Unsecured Debt	77.75%	3.80%	3.91%	4.8
Secured Debt	22.25%	3.24%	3.42%	5.6
Consolidated Debt	100.00%	3.67%	3.81%	5.0

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Floating Rate Debt	8.12%	5.49%	5.87%	1.1
Fixed Rate Debt	91.88%	3.51%	3.62%	5.4
Consolidated Debt	100.00%	3.67%	3.81%	5.0

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 33.
2The Unsecured Term Loan matures on May 16, 2024, with one, 12-month extension option, subject to customary conditions.
3The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q1 2023
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2023 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.6%	44.2%
Secured Debt/Total Assets	Less than 50%	14.8%	13.7%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.25	3.25
Unencumbered Assets/ Unsecured Debt	Greater than 150%	233.4%	254.8%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q1 2023
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Mar-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$77,890	$121,790
Add:
Noncontrolling interest - common units of the Operating Partnership	9,078	13,972
Noncontrolling interest in property partnerships	18,660	19,961
Net income	105,628	155,723
Add:
Interest expense	134,207	119,923
Depreciation and amortization expense	208,734	198,330
Less:
Gains on sales of real estate	—	55,726
Gain on sales-type lease	—	10,058
Loss from unconsolidated joint ventures	(7,569)	(58,451)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	41,777	38,315
EBITDAre [1]	497,915	504,958
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	48,132	49,350
BXP’s Share of EBITDAre [1] (A)	449,783	455,608
Add:
Stock-based compensation expense	25,935	7,496
BXP’s Share of straight-line ground rent expense adjustment [1]	543	404
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	5,519	11,711
Less:
BXP’s Share of straight-line rent [1]	23,863	31,029
BXP’s Share of fair value lease revenue [1]	4,579	3,841
Amortization and accretion related to sales type lease	226	—
BXP’s Share of EBITDAre – cash [1]	$453,112	$440,349

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,799,132	$1,822,432

Reconciliation of BXP’s Share of Net Debt 1

	31-Mar-23	31-Dec-22
Consolidated debt	$14,709,436	$14,240,336
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	918,952	690,333
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	13,790,484	13,550,003
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,604,852	1,600,367
Partners’ share of cash and cash equivalents from consolidated joint ventures	99,873	111,116
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	112,426	106,389
Partners’ share of consolidated joint venture debt [3]	1,358,881	1,358,395
BXP’s share of related party note receivable	20,000	20,000
BXP’s Share of Net Debt [1] (B)	$14,003,902	$13,776,702

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.78	7.56
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended March 31, 2023, see pages 33 and 62.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended March 31, 2023, see pages 31 and 60.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2023
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-23	31-Dec-22
BXP’s Share of interest expense [1]	$146,147	$129,404
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,750	1,751
BXP’s share of fair value interest adjustment [1]	499	250
BXP’s Share of amortization of financing costs [1]	5,216	3,978
Adjusted interest expense excluding capitalized interest (A)	138,682	123,425
Add:
BXP’s Share of capitalized interest [1]	12,189	13,404
Adjusted interest expense including capitalized interest (B)	$150,871	$136,829

BXP’s Share of EBITDAre – cash [1,2] (C)	$453,112	$440,349

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.27	3.57
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.00	3.22

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-23	31-Dec-22
BXP’s Share of interest expense [1]	$146,147	$129,404
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,750	1,751
BXP’s share of fair value interest adjustment [1]	499	250
BXP’s Share of amortization of financing costs [1]	5,216	3,978
Add:
BXP’s Share of capitalized interest [1]	12,189	13,404
BXP’s Share of maintenance capital expenditures [1]	18,508	22,229
Hotel improvements, equipment upgrades and replacements	53	171
Total Fixed Charges (A)	$169,432	$159,229

BXP’s Share of EBITDAre – cash [1,2] (B)	$453,112	$440,349
Fixed Charge Coverage Ratio (B÷A)	2.67	2.77

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 29.

Q1 2023
Consolidated joint ventures
d
as of March 31, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,215,252		$2,259,144	$5,474,396
Cash and cash equivalents	108,369		125,612	233,981
Other assets	294,541		380,395	674,936
Total assets	$3,618,162		$2,765,151	$6,383,313

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,285,359		$988,169	$3,273,528
Other liabilities	93,174		90,528	183,702
Total liabilities	2,378,533		1,078,697	3,457,230
Equity:
Boston Properties, Inc.	745,403		628,482	1,373,885
Noncontrolling interests	494,226		1,057,972	1,552,198	[2]
Total equity	1,239,629		1,686,454	2,926,083
Total liabilities and equity	$3,618,162		$2,765,151	$6,383,313

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$43,348		$56,525	$99,873

Partners’ share of consolidated debt [3]	$914,205	[4]	$444,676	$1,358,881

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q1 2023
Consolidated joint ventures (continued)
for the three months ended March 31, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$75,036	$99,273	$174,309
Straight-line rent	1,140	7,096	8,236
Fair value lease revenue	327	21	348
Termination income	—	383	383
Total lease revenue	76,503	106,773	183,276
Parking and other	—	1,321	1,321
Total rental revenue [2]	76,503	108,094	184,597
Expenses
Operating	31,431	39,683	71,114
Net Operating Income (NOI)	45,072	68,411	113,483

Other income (expense)
Development and management services revenue	—	456	456
Interest and other income	968	1,113	2,081
Interest expense	(20,882)	(7,583)	(28,465)
Depreciation and amortization expense	(16,593)	(23,230)	(39,823)
General and administrative expense	(32)	(39)	(71)
Total other income (expense)	(36,539)	(29,283)	(65,822)
Net income	$8,533	$39,128	$47,661

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$8,533	$39,128	$47,661
Add: Depreciation and amortization expense	16,593	23,230	39,823
Entity FFO	$25,126	$62,358	$87,484

Noncontrolling interest in property partnerships (Partners’ NCI) [3]	$2,403	$16,257	$18,660
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	6,983	10,728	17,711
Partners’ share FFO [3]	$9,386	$26,985	$36,371

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$6,130	$22,871	$29,001
Depreciation and amortization expense - BXP’s basis difference	51	395	446
BXP’s share of depreciation and amortization expense	9,559	12,107	21,666
BXP’s share of FFO	$15,740	$35,373	$51,113
_____________
1 Lease revenue includes recoveries from clients and service income from clients.
2 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2023
Unconsolidated joint ventures [1]

as of March 31, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	59,811	168,621	September 5, 2023	6.03%	6.24%
Podium	50.00%	45,622	87,097	September 6, 2023	6.89%	7.06%
Hub50House	50.00%	42,046	91,871	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,582	—	—	—%	—%
1265 Main Street	50.00%	3,605	17,557	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	161,786	164,327	July 19, 2025	4.06%	4.23%
Colorado Center	50.00%	234,635	274,610	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	26,987	—	—	—%	—%
New York
Dock 72	50.00%	(15,362)	98,555	December 18, 2025	7.13%	7.39%
360 Park Avenue South [3]	42.21%	116,828	89,047	December 14, 2024	7.11%	7.56%
200 Fifth Avenue	26.69%	114,919	149,196	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [4]	25.00%	115,966	19,996	July 13, 2023	8.06%	8.14%
San Francisco
Platform 16	55.00%	171,010	—	—	—%	—%
Gateway Commons	50.00%	337,535	—	—	—%	—%
751 Gateway	49.00%	85,430	—	—	—%	—%
Seattle
Safeco Plaza [5]	33.67%	68,196	83,784	September 1, 2026	4.82%	4.96%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters) [6]	50.00%	51,549	125,713	April 26, 2023	5.77%	6.32%
1001 6th Street	50.00%	43,661	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	17,295	—	—	—%	—%
Market Square North	50.00%	(6,097)	62,202	November 10, 2025	6.92%	7.10%
Wisconsin Place Parking Facility	33.33%	31,723	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(8,941)	31,497	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,311)	52,682	January 5, 2025	3.61%	3.69%
Reston Next Residential [7]	20.00%	11,431	4,765	May 13, 2026	6.55%	6.87%
Metropolitan Square [5]	20.00%	(38,782)	83,332	April 9, 2024	7.25%	8.03%
		1,671,124
Investments with deficit balances reflected within Other Liabilities		81,493
Investments in Unconsolidated Joint Ventures		$1,752,617
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,604,852

Q1 2023
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	51.29%	6.45%	6.78%	1.3
Fixed Rate Debt	48.71%	3.95%	4.25%	7.5
Total Debt	100.00%	5.23%	5.55%	4.3

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees and the effects of hedging transactions (if any).
3 The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
4 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
5 Safeco Plaza and Metropolitan Square entered into interest rate cap agreements during Q3 2022 which capped SOFR to 2.50% and 4.50% per annum, respectively.
6 On April 21, 2023, the joint venture extended the loan maturity to April 26, 2024.
7 The Company’s partner will fund required capital until their aggregate investment is approximately 80% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.

Q1 2023
Unconsolidated joint ventures (continued)
for the three months ended March 31, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$22,370	$35,225		$22,296	$11,399		$6,886	$33,590		$131,766
Straight-line rent	1,568	(333)		249	468		545	3,819		6,316
Fair value lease revenue	—	229		1,538	23		1,134	—		2,924
Termination income	—	—		1,358	—		—	116		1,474
Total lease revenue	23,938	35,121		25,441	11,890		8,565	37,525		142,480
Parking and other	10	3,652		262	165		481	2,013		6,583
Total rental revenue [3]	23,948	38,773		25,703	12,055		9,046	39,538		149,063
Expenses
Operating	6,796	14,207		13,762	4,717		3,566	14,046		57,094
Net operating income/(loss)	17,152	24,566		11,941	7,338		5,480	25,492		91,969

Other income/(expense)
Development and management services revenue	—	—		749	—		—	118		867
Interest and other income	398	371		57	(7)		70	604		1,493
Interest expense	(10,660)	(11,794)		(12,404)	—		(4,405)	(17,987)		(57,250)
Unrealized loss on derivative instruments	—	—		(10,610)	—		—	—		(10,610)
Transaction costs	(9)	(61)		—	—		—	(4)		(74)
Depreciation and amortization expense	(8,435)	(12,997)		(8,301)	(4,780)		(5,156)	(10,309)		(49,978)
General and administrative expense	(9)	(3)		(81)	(1)		(5)	(13)		(112)
Total other income/(expense)	(18,715)	(24,484)		(30,590)	(4,788)		(9,496)	(27,591)		(115,664)
Net income/(loss)	$(1,563)	$82		$(18,649)	$2,550		$(4,016)	$(2,099)		$(23,695)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(782)	$(103)		$(6,237)	$1,281		$(1,351)	$290	[4]	$(6,902)
Basis differential
Straight-line rent	$—	$91	[5]	$223	$7	[5]	$—	$—		$321
Fair value lease revenue	—	301	[5]	111	(219)	[5]	—	—		193
Termination income	—	—		95	—		—	—		95
Fair value interest adjustment	—	—		(499)	—		—	—		(499)
Amortization of financing costs	—	—		113	—		—	—		113
Unrealized loss on derivative instruments	—	—		2,832	—		—	—		2,832
Depreciation and amortization expense	(5)	(1,081)	[5]	(2,041)	(492)	[5]	8	(111)		(3,722)
Total basis differential [6]	(5)	(689)	[5]	834	(704)	[5]	8	(111)		(667)
Income/(loss) from unconsolidated joint ventures	(787)	(792)		(5,403)	577		(1,343)	179	[4]	(7,569)
Add:
BXP’s share of depreciation and amortization expense	4,223	7,929		4,918	2,883		1,728	3,964	[4]	25,645
BXP’s share of FFO	$3,436	$7,137		$(485)	$3,460		$385	$4,143		$18,076
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q1 2023
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	2,000,925	1,615,626	106,471,454	65.90	108,820,894	67.36	4.14%	[4]
2024	3,279,044	2,880,977	185,751,384	64.48	187,467,790	65.07	7.38%
2025	3,003,460	2,520,818	176,676,925	70.09	181,285,476	71.92	6.46%
2026	3,346,092	2,701,391	207,165,558	76.69	217,638,771	80.57	6.92%
2027	2,406,237	2,174,109	157,410,341	72.40	170,480,916	78.41	5.57%
2028	3,512,387	2,765,531	229,493,418	82.98	251,182,348	90.83	7.09%
2029	3,175,444	2,792,745	204,732,935	73.31	233,613,086	83.65	7.16%
2030	2,898,867	2,764,014	199,133,965	72.05	217,714,033	78.77	7.08%
2031	1,985,459	1,834,678	151,963,206	82.83	169,398,431	92.33	4.70%
2032	2,316,246	1,908,754	151,483,262	79.36	176,582,373	92.51	4.89%
Thereafter	13,295,997	10,465,740	845,402,061	80.78	1,027,345,544	98.16	26.82%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	210,070	208,784	7,641,759	36.60	6,858,879	32.85	9.21%	[4]
2024	83,325	79,408	5,363,216	67.54	5,396,023	67.95	3.50%
2025	121,466	104,934	7,954,848	75.81	8,480,501	80.82	4.63%
2026	103,086	88,094	21,748,834	246.88	23,568,899	267.54	3.89%
2027	124,437	114,021	13,381,518	117.36	13,949,398	122.34	5.03%
2028	127,106	122,053	11,996,953	98.29	13,023,634	106.70	5.39%
2029	134,879	107,673	12,187,796	113.19	13,423,477	124.67	4.75%
2030	186,758	118,075	11,206,729	94.91	12,408,749	105.09	5.21%
2031	53,698	45,419	4,057,484	89.33	4,681,911	103.08	2.00%
2032	100,317	98,608	6,859,306	69.56	8,051,752	81.65	4.35%
Thereafter	779,924	601,067	66,282,815	110.28	80,688,518	134.24	26.53%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	2,210,995	1,824,410	114,113,213	62.55	115,679,773	63.41	4.42%	[4]
2024	3,362,369	2,960,385	191,114,600	64.56	192,863,813	65.15	7.17%
2025	3,124,926	2,625,752	184,631,773	70.32	189,765,977	72.27	6.36%
2026	3,449,178	2,789,485	228,914,392	82.06	241,207,670	86.47	6.76%
2027	2,530,674	2,288,130	170,791,859	74.64	184,430,314	80.60	5.54%
2028	3,639,493	2,887,584	241,490,371	83.63	264,205,982	91.50	6.99%
2029	3,310,323	2,900,418	216,920,731	74.79	247,036,563	85.17	7.02%
2030	3,085,625	2,882,089	210,340,694	72.98	230,122,782	79.85	6.98%
2031	2,039,157	1,880,097	156,020,690	82.99	174,080,342	92.59	4.55%
2032	2,416,563	2,007,362	158,342,568	78.88	184,634,125	91.98	4.86%
Thereafter	14,075,921	11,066,807	911,684,876	82.38	1,108,034,062	100.12	26.80%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	645,237	572,633	36,342,232	63.47	37,732,646	65.89	[4]
2024	816,629	771,177	45,989,856	59.64	47,405,371	61.47
2025	999,032	979,888	60,270,234	61.51	61,572,713	62.84
2026	794,464	763,153	52,163,507	68.35	54,597,578	71.54
2027	667,605	659,805	45,724,085	69.30	50,176,536	76.05
2028	1,146,444	1,141,098	99,189,786	86.92	107,848,720	94.51
2029	1,115,101	981,891	59,424,101	60.52	69,707,861	70.99
2030	1,575,752	1,569,079	93,375,953	59.51	101,312,740	64.57
2031	568,598	501,162	31,040,371	61.94	34,137,848	68.12
2032	527,583	527,583	47,496,395	90.03	54,502,967	103.31
Thereafter	4,396,356	3,525,420	291,913,019	82.80	354,564,183	100.57

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	141,955	141,955	2,353,758	16.58	1,528,952	10.77
2024	20,942	20,942	1,213,229	57.93	1,214,364	57.99
2025	41,903	41,588	3,662,585	88.07	3,712,451	89.27
2026	26,512	26,512	5,231,699	197.33	5,452,113	205.65
2027	67,909	61,595	9,662,464	156.87	10,067,740	163.45
2028	75,560	75,560	8,656,787	114.57	9,301,517	123.10
2029	64,164	62,814	7,867,725	125.25	8,555,511	136.20
2030	91,335	56,940	5,394,379	94.74	5,777,159	101.46
2031	4,266	4,266	596,691	139.87	661,213	155.00
2032	65,011	64,420	4,598,503	71.38	5,463,857	84.82
Thereafter	267,084	193,184	13,972,259	72.33	16,082,354	83.25

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	787,192	714,588	38,695,990	54.15	39,261,598	54.94	[4]
2024	837,571	792,119	47,203,085	59.59	48,619,735	61.38
2025	1,040,935	1,021,476	63,932,819	62.59	65,285,164	63.91
2026	820,976	789,665	57,395,206	72.68	60,049,691	76.04
2027	735,514	721,400	55,386,549	76.78	60,244,276	83.51
2028	1,222,004	1,216,658	107,846,573	88.64	117,150,237	96.29
2029	1,179,265	1,044,705	67,291,826	64.41	78,263,372	74.91
2030	1,667,087	1,626,019	98,770,332	60.74	107,089,899	65.86
2031	572,864	505,428	31,637,062	62.59	34,799,061	68.85
2032	592,594	592,003	52,094,898	88.00	59,966,824	101.29
Thereafter	4,663,440	3,718,604	305,885,278	82.26	370,646,537	99.67
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	27,388	22,016	1,563,909	71.04	1,563,909	71.04	[4]
Q2 2023	150,347	138,729	9,591,069	69.14	9,591,069	69.14
Q3 2023	217,588	200,693	14,780,034	73.64	14,780,034	73.64
Q4 2023	249,914	211,195	10,407,220	49.28	11,797,634	55.86
Total 2023	645,237	572,633	36,342,232	63.47	37,732,646	65.89

Q1 2024	121,747	110,385	6,973,764	63.18	7,001,953	63.43
Q2 2024	338,667	308,897	17,473,294	56.57	18,455,529	59.75
Q3 2024	147,716	143,395	10,347,947	72.16	10,630,700	74.14
Q4 2024	208,499	208,499	11,194,851	53.69	11,317,189	54.28
Total 2024	816,629	771,177	45,989,856	59.64	47,405,371	61.47

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	125,494	125,494	243,771	1.94	224,722	1.79
Q3 2023	2,443	2,443	382,968	156.76	382,968	156.76
Q4 2023	14,018	14,018	1,727,019	123.20	921,262	65.72
Total 2023	141,955	141,955	2,353,758	16.58	1,528,952	10.77

Q1 2024	2,901	2,901	383,223	132.10	384,357	132.49
Q2 2024	—	—	—	—	—	—
Q3 2024	4,341	4,341	165,250	38.07	165,250	38.07
Q4 2024	13,700	13,700	664,757	48.52	664,757	48.52
Total 2024	20,942	20,942	1,213,229	57.93	1,214,364	57.99

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	27,388	22,016	1,563,909	71.04	1,563,909	71.04	[4]
Q2 2023	275,841	264,223	9,834,840	37.22	9,815,791	37.15
Q3 2023	220,031	203,136	15,163,002	74.64	15,163,002	74.64
Q4 2023	263,932	225,213	12,134,239	53.88	12,718,896	56.47
Total 2023	787,192	714,588	38,695,990	54.15	39,261,598	54.94

Q1 2024	124,648	113,286	7,356,987	64.94	7,386,310	65.20
Q2 2024	338,667	308,897	17,473,294	56.57	18,455,529	59.75
Q3 2024	152,057	147,736	10,513,197	71.16	10,795,950	73.08
Q4 2024	222,199	222,199	11,859,608	53.37	11,981,946	53.92
Total 2024	837,571	792,119	47,203,085	59.59	48,619,735	61.38
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	7,532	4,143	306,048	73.87	300,201	72.46
2024	153,749	84,562	5,939,255	70.24	6,104,896	72.19
2025	12,255	6,740	524,620	77.83	570,122	84.58
2026	605,957	333,276	23,418,063	70.27	25,764,950	77.31
2027	27,999	15,399	929,135	60.34	1,045,486	67.89
2028	305,816	158,419	12,501,649	78.92	14,706,223	92.83
2029	352,443	176,348	12,555,796	71.20	15,004,955	85.09
2030	—	—	—	—	—	—
2031	—	—	—	—	—	—
2032	241,672	121,023	9,729,249	80.39	12,759,997	105.43
Thereafter	186,894	93,447	6,117,875	65.47	10,985,280	117.56

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	2,000	1,000	7,860	7.86	7,860	7.86
2025	17,218	9,381	550,269	58.66	573,790	61.16
2026	5,827	3,205	347,045	108.29	374,357	116.81
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,262,581	60.22	1,350,835	64.43
2030	5,283	2,906	345,513	118.91	407,552	140.26
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
Thereafter	17,993	8,997	497,912	55.35	612,887	68.13

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	7,532	4,143	306,048	73.87	300,201	72.46
2024	155,749	85,562	5,947,115	69.51	6,112,756	71.44
2025	29,473	16,121	1,074,889	66.68	1,143,912	70.96
2026	611,784	336,481	23,765,108	70.63	26,139,307	77.68
2027	27,999	15,399	929,135	60.34	1,045,486	67.89
2028	305,816	158,419	12,501,649	78.92	14,706,223	92.83
2029	390,561	197,313	13,818,377	70.03	16,355,790	82.89
2030	5,283	2,906	345,513	118.90	407,552	140.25
2031	—	—	—	—	—	—
2032	241,672	121,023	9,729,249	80.39	12,759,997	105.43
Thereafter	204,887	102,444	6,615,787	64.58	11,598,167	113.21
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2023
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	2,864	1,575	124,539	79.07	124,539	79.07
Q3 2023	2,205	1,213	93,606	77.17	87,759	72.35
Q4 2023	2,463	1,355	87,903	64.87	87,903	64.87
Total 2023	7,532	4,143	306,048	73.87	300,201	72.46

Q1 2024	106,189	58,404	4,096,835	70.15	4,183,895	71.64
Q2 2024	—	—	—	—	—	—
Q3 2024	25,347	13,941	1,059,033	75.97	1,095,000	78.55
Q4 2024	22,213	12,217	783,388	64.12	826,000	67.61
Total 2024	153,749	84,562	5,939,255	70.24	6,104,896	72.19

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	2,000	1,000	7,860	7.86	7,860	7.86
Q4 2024	—	—	—	—	—	—
Total 2024	2,000	1,000	7,860	7.86	7,860	7.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	2,864	1,575	124,539	79.07	124,539	79.07
Q3 2023	2,205	1,213	93,606	77.17	87,759	72.35
Q4 2023	2,463	1,355	87,903	64.87	87,903	64.87
Total 2023	7,532	4,143	306,048	73.87	300,201	72.46

Q1 2024	106,189	58,404	4,096,835	70.15	4,183,895	71.64
Q2 2024	—	—	—	—	—	—
Q3 2024	27,347	14,941	1,066,893	71.41	1,102,860	73.81
Q4 2024	22,213	12,217	783,388	64.12	826,000	67.61
Total 2024	155,749	85,562	5,947,115	69.51	6,112,756	71.44
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2023
Lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	275,320	194,160	15,309,915	78.85	15,309,915	78.85	[4]
2024	1,190,849	993,080	67,060,340	67.53	67,782,641	68.25
2025	923,828	616,839	50,711,274	82.21	50,912,766	82.54
2026	685,091	499,885	38,595,987	77.21	39,100,565	78.22
2027	440,033	382,368	27,033,311	70.70	27,834,528	72.80
2028	619,011	422,985	38,761,311	91.64	40,833,301	96.54
2029	665,717	639,350	64,712,273	101.22	70,196,840	109.79
2030	736,441	685,999	62,842,423	91.61	67,847,415	98.90
2031	371,321	337,512	25,468,827	75.46	27,192,217	80.57
2032	147,795	107,124	8,058,001	75.22	8,303,720	77.51
Thereafter	4,503,638	3,226,036	311,767,417	96.64	373,615,650	115.81

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	12,858	12,048	2,696,597	223.82	2,735,637	227.06
2024	3,342	3,342	749,435	224.25	761,961	228.00
2025	4,179	4,179	360,000	86.15	480,000	114.86
2026	29,032	22,131	12,668,985	572.45	14,181,908	640.81
2027	—	—	—	—	—	—
2028	2,424	647	194,323	300.36	210,498	325.36
2029	8,463	4,557	1,458,169	319.98	1,708,366	374.88
2030	44,899	13,263	2,097,353	158.13	2,412,456	181.89
2031	13,633	10,123	1,462,657	144.49	1,739,144	171.80
2032	11,246	10,128	711,572	70.26	871,402	86.04
Thereafter	234,190	158,421	42,174,391	266.22	52,981,864	334.44

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	288,178	206,208	18,006,512	87.32	18,045,552	87.51	[4]
2024	1,194,191	996,422	67,809,775	68.05	68,544,602	68.79
2025	928,007	621,018	51,071,274	82.24	51,392,766	82.76
2026	714,123	522,016	51,264,972	98.21	53,282,473	102.07
2027	440,033	382,368	27,033,311	70.70	27,834,528	72.80
2028	621,435	423,632	38,955,634	91.96	41,043,799	96.89
2029	674,180	643,907	66,170,442	102.76	71,905,206	111.67
2030	781,340	699,262	64,939,776	92.87	70,259,871	100.48
2031	384,954	347,635	26,931,484	77.47	28,931,361	83.22
2032	159,041	117,252	8,769,573	74.79	9,175,122	78.25
Thereafter	4,737,828	3,384,457	353,941,808	104.58	426,597,514	126.05
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	66,325	39,355	3,841,953	97.62	3,841,953	97.62	[4]
Q2 2023	86,739	69,947	4,566,067	65.28	4,566,067	65.28
Q3 2023	69,345	52,898	3,808,049	71.99	3,808,049	71.99
Q4 2023	52,911	31,959	3,093,845	96.81	3,093,845	96.81
Total 2023	275,320	194,160	15,309,915	78.85	15,309,915	78.85

Q1 2024	377,215	359,399	16,847,415	46.88	16,867,421	46.93
Q2 2024	319,431	178,788	15,845,506	88.63	16,510,891	92.35
Q3 2024	280,155	255,575	18,539,486	72.54	18,563,500	72.63
Q4 2024	214,048	199,318	15,827,932	79.41	15,840,829	79.48
Total 2024	1,190,849	993,080	67,060,340	67.53	67,782,641	68.25

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	11,011	10,940	1,376,234	125.80	1,376,234	125.80
Q3 2023	—	—	—	—	—	—
Q4 2023	1,847	1,108	1,320,363	1,191.45	1,359,403	1,226.68
Total 2023	12,858	12,048	2,696,597	223.82	2,735,637	227.06

Q1 2024	425	425	440,807	1,037.19	453,333	1,066.67
Q2 2024	—	—	—	—	—	—
Q3 2024	2,917	2,917	308,628	105.80	308,628	105.80
Q4 2024	—	—	—	—	—	—
Total 2024	3,342	3,342	749,435	224.25	761,961	228.00

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	66,325	39,355	3,841,953	97.62	3,841,953	97.62	[4]
Q2 2023	97,750	80,887	5,942,301	73.46	5,942,301	73.46
Q3 2023	69,345	52,898	3,808,049	71.99	3,808,049	71.99
Q4 2023	54,758	33,067	4,414,208	133.49	4,453,248	134.67
Total 2023	288,178	206,208	18,006,512	87.32	18,045,552	87.51

Q1 2024	377,640	359,824	17,288,222	48.05	17,320,754	48.14
Q2 2024	319,431	178,788	15,845,506	88.63	16,510,891	92.35
Q3 2024	283,072	258,492	18,848,114	72.92	18,872,128	73.01
Q4 2024	214,048	199,318	15,827,932	79.41	15,840,829	79.48
Total 2024	1,194,191	996,422	67,809,775	68.05	68,544,602	68.79
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	430,128	390,431	31,895,864	81.69	32,783,196	83.97	[4]
2024	682,699	631,136	45,130,648	71.51	44,353,899	70.28
2025	723,015	694,063	53,585,319	77.21	56,028,815	80.73
2026	699,814	610,840	54,825,042	89.75	57,705,277	94.47
2027	522,695	511,731	48,466,028	94.71	52,662,801	102.91
2028	603,745	573,758	51,875,806	90.41	57,828,946	100.79
2029	303,177	284,893	28,183,607	98.93	32,793,919	115.11
2030	350,234	338,621	32,820,855	96.93	36,792,793	108.65
2031	841,263	814,557	85,400,020	104.84	96,257,096	118.17
2032	303,153	272,636	26,325,987	96.56	30,107,361	110.43
Thereafter	749,906	749,906	78,195,752	104.27	90,201,735	120.28

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	33,255	33,255	1,968,443	59.19	1,968,443	59.19	[4]
2024	4,231	4,231	205,681	48.61	206,173	48.73
2025	32,289	32,289	1,943,467	60.19	2,273,089	70.40
2026	6,955	6,955	684,594	98.43	699,696	100.60
2027	12,951	12,951	1,014,737	78.35	1,082,702	83.60
2028	14,965	14,965	1,029,374	68.79	1,118,300	74.73
2029	6,216	6,216	625,103	100.56	698,126	112.31
2030	14,389	14,389	1,488,977	103.48	1,611,612	112.00
2031	6,709	3,355	82,923	24.72	105,045	31.31
2032	6,357	6,357	423,496	66.62	490,816	77.21
Thereafter	27,050	27,050	2,270,654	83.94	2,637,276	97.50

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	463,383	423,686	33,864,307	$79.93	34,751,639	82.02	[4]
2024	686,930	635,367	45,336,329	71.35	44,560,072	70.13
2025	755,304	726,352	55,528,786	76.45	58,301,904	80.27
2026	706,769	617,795	55,509,636	89.85	58,404,973	94.54
2027	535,646	524,682	49,480,765	94.31	53,745,503	102.43
2028	618,710	588,723	52,905,180	89.86	58,947,246	100.13
2029	309,393	291,109	28,808,710	98.96	33,492,045	115.05
2030	364,623	353,010	34,309,832	97.19	38,404,405	108.79
2031	847,972	817,912	85,482,943	104.51	96,362,141	117.81
2032	309,510	278,993	26,749,483	95.88	30,598,177	109.67
Thereafter	776,956	776,956	80,466,406	103.57	92,839,011	119.49
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	6,510	6,510	411,606	63.23	411,606	63.23	[4]
Q2 2023	50,538	42,160	2,964,844	70.32	3,791,381	89.93
Q3 2023	251,391	249,302	21,125,430	84.74	21,125,430	84.74
Q4 2023	121,689	92,460	7,393,984	79.97	7,454,779	80.63
Total 2023	430,128	390,431	31,895,864	81.69	32,783,196	83.97

Q1 2024	54,590	34,640	2,552,179	73.68	2,587,855	74.71
Q2 2024	320,073	302,397	18,919,524	62.57	17,652,118	58.37
Q3 2024	59,738	49,066	3,923,643	79.97	3,991,814	81.36
Q4 2024	248,298	245,034	19,735,302	80.54	20,122,112	82.12
Total 2024	682,699	631,136	45,130,648	71.51	44,353,899	70.28

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	3,389	3,389	236,121	69.67	236,121	69.67	[4]
Q2 2023	6,141	6,141	237,690	38.71	237,690	38.71
Q3 2023	13,194	13,194	951,349	72.10	951,349	72.10
Q4 2023	10,531	10,531	543,282	51.59	543,282	51.59
Total 2023	33,255	33,255	1,968,443	59.19	1,968,443	59.19

Q1 2024	3,811	3,811	186,937	49.05	186,937	49.05
Q2 2024	—	—	—	—	—	—
Q3 2024	420	420	18,744	44.63	19,236	45.80
Q4 2024	—	—	—	—	—	—
Total 2024	4,231	4,231	205,681	48.61	206,173	48.73

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	9,899	9,899	647,727	65.43	647,727	65.43	[4]
Q2 2023	56,679	48,301	3,202,534	66.30	4,029,071	83.42
Q3 2023	264,585	262,496	22,076,779	84.10	22,076,779	84.10
Q4 2023	132,220	102,991	7,937,266	77.07	7,998,061	77.66
Total 2023	463,383	423,686	33,864,307	79.93	34,751,639	82.02

Q1 2024	58,401	38,451	2,739,116	71.24	2,774,792	72.16
Q2 2024	320,073	302,397	18,919,524	62.57	17,652,118	58.37
Q3 2024	60,158	49,486	3,942,387	79.67	4,011,050	81.05
Q4 2024	248,298	245,034	19,735,302	80.54	20,122,112	82.12
Total 2024	686,930	635,367	45,336,329	71.35	44,560,072	70.13
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	94,089	81,969	4,555,197	55.57	4,559,811	55.63
2024	31,366	12,134	212,628	17.52	216,630	17.85
2025	24,247	8,164	398,587	48.82	418,996	51.32
2026	34,510	33,642	1,972,210	58.62	2,093,885	62.24
2027	189,746	186,827	11,314,003	60.56	12,450,305	66.64
2028	646,975	310,444	17,058,757	54.95	18,631,669	60.02
2029	113,708	112,239	7,249,522	64.59	8,221,677	73.25
2030	55,243	55,243	3,308,390	59.89	3,783,207	68.48
2031	49,743	46,598	2,676,099	57.43	3,054,149	65.54
2032	64,737	51,388	3,801,937	73.98	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	3,718	3,718	204,503	55.00	204,503	55.00
2024	1,040	350	6,303	18.00	6,303	18.00
2025	—	—	—	—	—	—
2026	3,686	1,241	94,674	76.28	94,674	76.28
2027	—	—	—	—	—	—
2028	945	945	52,739	55.81	57,181	60.51
2029	—	—	—	—	—	—
2030	—	—	—	—	—	—
2031	3,048	3,048	186,279	61.12	223,130	73.21
2032	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	97,807	85,687	4,759,700	55.55	4,764,314	55.60
2024	32,406	12,484	218,931	17.54	222,933	17.86
2025	24,247	8,164	398,587	48.82	418,996	51.32
2026	38,196	34,883	2,066,884	59.25	2,188,559	62.74
2027	189,746	186,827	11,314,003	60.56	12,450,305	66.64
2028	647,920	311,389	17,111,496	54.95	18,688,850	60.02
2029	113,708	112,239	7,249,522	64.59	8,221,677	73.25
2030	55,243	55,243	3,308,390	59.89	3,783,207	68.48
2031	52,791	49,646	2,862,378	57.66	3,277,279	66.01
2032	64,737	51,388	3,801,937	73.98	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2023
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	45,001	45,001	2,589,213	57.54	2,589,213	57.54
Q3 2023	49,088	36,968	1,965,984	53.18	1,970,598	53.31
Q4 2023	—	—	—	—	—	—
Total 2023	94,089	81,969	4,555,197	55.57	4,559,811	55.63

Q1 2024	—	—	—	—	—	—
Q2 2024	28,026	9,436	47,697	5.05	48,651	5.16
Q3 2024	—	—	—	—	—	—
Q4 2024	3,340	2,698	164,931	61.13	167,979	62.26
Total 2024	31,366	12,134	212,628	17.52	216,630	17.85

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	3,718	3,718	204,503	55.00	204,503	55.00
Q4 2023	—	—	—	—	—	—
Total 2023	3,718	3,718	204,503	55.00	204,503	55.00

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	1,040	350	6,303	18.01	6,303	18.01
Q4 2024	—	—	—	—	—	—
Total 2024	1,040	350	6,303	18.00	6,303	18.00

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	45,001	45,001	2,589,213	57.54	2,589,213	57.54
Q3 2023	52,806	40,686	2,170,487	53.35	2,175,101	53.46
Q4 2023	—	—	—	—	—	—
Total 2023	97,807	85,687	4,759,700	55.55	4,764,314	55.60

Q1 2024	—	—	—	—	—	—
Q2 2024	28,026	9,436	47,697	5.05	48,651	5.16
Q3 2024	1,040	350	6,303	18.01	6,303	18.01
Q4 2024	3,340	2,698	164,931	61.13	167,979	62.26
Total 2024	32,406	12,484	218,931	17.54	222,933	17.86
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2023
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	548,619	372,290	18,062,198	48.52	18,135,125	48.71
2024	403,752	388,888	21,418,657	55.08	21,604,353	55.55
2025	321,083	215,124	11,186,891	52.00	11,782,064	54.77
2026	526,256	460,595	36,190,749	78.57	38,376,516	83.32
2027	558,159	417,979	23,943,779	57.28	26,311,260	62.95
2028	190,396	158,827	10,106,109	63.63	11,333,489	71.36
2029	625,298	598,024	32,607,636	54.53	37,687,834	63.02
2030	181,197	115,072	6,786,344	58.97	7,977,878	69.33
2031	154,534	134,849	7,377,889	54.71	8,757,121	64.94
2032	1,031,306	829,000	56,071,693	67.64	66,317,226	80.00
Thereafter	3,438,906	2,864,097	157,059,464	54.84	197,496,243	68.96

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	18,284	17,808	418,458	23.50	421,344	23.66
2024	51,770	49,543	3,180,708	64.20	3,199,362	64.58
2025	25,877	17,497	1,438,527	82.22	1,441,171	82.37
2026	31,074	28,050	2,721,837	97.03	2,766,151	98.61
2027	43,577	39,475	2,704,317	68.51	2,798,956	70.91
2028	33,212	29,936	2,063,730	68.94	2,336,138	78.04
2029	17,918	13,121	974,218	74.25	1,110,639	84.64
2030	30,852	30,577	1,880,507	61.50	2,199,970	71.95
2031	26,042	24,627	1,728,934	70.21	1,953,379	79.32
2032	17,703	17,703	1,125,735	63.59	1,225,677	69.24
Thereafter	233,607	213,415	7,367,599	34.52	8,374,137	39.24

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	566,903	390,098	18,480,656	47.37	18,556,469	47.57
2024	455,522	438,431	24,599,365	56.11	24,803,715	56.57
2025	346,960	232,621	12,625,418	54.27	13,223,235	56.84
2026	557,330	488,645	38,912,586	79.63	41,142,667	84.20
2027	601,736	457,454	26,648,096	58.25	29,110,216	63.64
2028	223,608	188,763	12,169,839	64.47	13,669,627	72.42
2029	643,216	611,145	33,581,854	54.95	38,798,473	63.48
2030	212,049	145,649	8,666,851	59.51	10,177,848	69.88
2031	180,576	159,476	9,106,823	57.10	10,710,500	67.16
2032	1,049,009	846,703	57,197,428	67.55	67,542,903	79.77
Thereafter	3,672,513	3,077,512	164,427,063	53.43	205,870,380	66.90
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2023
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	323,819	148,960	8,639,535	58.00	8,639,535	58.00
Q3 2023	143,508	143,508	6,499,310	45.29	6,511,674	45.37
Q4 2023	81,292	79,821	2,923,353	36.62	2,983,916	37.38
Total 2023	548,619	372,290	18,062,198	48.52	18,135,125	48.71

Q1 2024	20,034	14,435	844,842	58.53	848,028	58.75
Q2 2024	66,303	66,303	4,947,065	74.61	4,813,628	72.60
Q3 2024	26,476	20,980	1,172,572	55.89	1,232,166	58.73
Q4 2024	290,939	287,170	14,454,178	50.33	14,710,531	51.23
Total 2024	403,752	388,888	21,418,657	55.08	21,604,353	55.55

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	2,029	2,029	109,191	53.82	109,191	53.82
Q3 2023	6,655	6,655	122,268	18.37	122,268	18.37
Q4 2023	9,600	9,124	186,999	20.50	189,885	20.81
Total 2023	18,284	17,808	418,458	23.50	421,344	23.66

Q1 2024	13,537	13,537	914,507	67.56	914,507	67.56
Q2 2024	22,477	20,250	1,348,199	66.58	1,358,064	67.07
Q3 2024	3,441	3,441	284,290	82.62	287,190	83.46
Q4 2024	12,315	12,315	633,712	51.46	639,602	51.94
Total 2024	51,770	49,543	3,180,708	64.20	3,199,362	64.58

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	325,848	150,989	8,748,726	57.94	8,748,726	57.94
Q3 2023	150,163	150,163	6,621,578	44.10	6,633,942	44.18
Q4 2023	90,892	88,945	3,110,352	34.97	3,173,801	35.68
Total 2023	566,903	390,098	18,480,656	47.37	18,556,469	47.57

Q1 2024	33,571	27,972	1,759,349	62.90	1,762,535	63.01
Q2 2024	88,780	86,553	6,295,264	72.73	6,171,692	71.31
Q3 2024	29,917	24,421	1,456,862	59.66	1,519,356	62.22
Q4 2024	303,254	299,485	15,087,890	50.38	15,350,133	51.26
Total 2024	455,522	438,431	24,599,365	56.11	24,803,715	56.57
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2023
Lease expirations - CBD properties [1,2,3]
as of March 31, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	416,566	343,962	15,035,128	43.71	15,600,736	45.36	[4]
2024	302,576	257,124	17,541,232	68.22	18,038,316	70.15
2025	317,803	298,344	24,647,904	82.62	25,293,935	84.78
2026	575,275	543,964	43,205,097	79.43	44,333,111	81.50
2027	525,273	511,158	45,289,629	88.60	49,702,819	97.24
2028	1,092,936	1,087,590	100,911,639	92.78	109,591,299	100.77
2029	726,476	591,916	46,174,194	78.01	53,745,641	90.80
2030	1,501,073	1,460,005	90,676,393	62.11	97,856,413	67.02
2031	38,499	31,403	2,583,498	82.27	2,723,772	86.73
2032	439,405	438,814	36,251,824	82.61	40,969,020	93.36
Thereafter	4,350,751	3,405,916	289,182,372	84.91	351,666,633	103.25

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	7,532	4,143	306,048	73.88	300,201	72.47
2024	155,749	85,562	5,947,115	69.51	6,112,756	71.44
2025	29,473	16,122	1,074,889	66.67	1,143,912	70.96
2026	611,784	336,481	23,765,108	70.63	26,139,307	77.68
2027	27,999	15,399	929,135	60.34	1,045,486	67.89
2028	305,816	158,419	12,501,649	78.92	14,706,223	92.83
2029	390,561	197,313	13,818,377	70.03	16,355,790	82.89
2030	5,283	2,906	345,513	118.91	407,552	140.26
2031	—	—	—	—	—	—
2032	241,672	121,023	9,729,249	80.39	12,759,997	105.43
Thereafter	204,887	102,444	6,615,787	64.58	11,598,167	113.22

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	206,231	124,261	14,794,524	119.06	14,833,565	119.37	[4]
2024	695,418	497,649	48,765,948	97.99	49,440,412	99.35
2025	679,400	372,411	41,275,515	110.83	41,402,091	111.17
2026	471,575	279,468	41,271,754	147.68	42,954,429	153.70
2027	197,448	139,783	18,021,829	128.93	18,399,527	131.63
2028	579,222	381,419	37,407,695	98.08	39,379,022	103.24
2029	605,865	575,592	63,547,660	110.4	69,025,385	119.92
2030	734,166	652,088	63,152,183	96.85	68,327,301	104.78
2031	223,678	186,359	20,330,599	109.09	21,977,873	117.93
2032	103,731	61,943	6,763,970	109.2	6,920,624	111.73
Thereafter	4,648,407	3,295,036	350,259,187	106.30	422,382,963	128.19

Q1 2023
Lease expirations - CBD properties (continued) [1,2,3]
as of March 31, 2023

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	242,457	242,457	20,838,036	85.95	20,902,298	86.21	[4]
2024	518,874	518,874	40,554,228	78.16	39,639,589	76.40
2025	336,988	336,988	29,903,772	88.74	31,418,269	93.23
2026	493,225	493,225	46,066,593	93.40	48,423,698	98.18
2027	431,377	431,377	42,628,213	98.82	46,159,775	107.01
2028	530,666	530,666	49,571,870	93.41	55,131,093	103.89
2029	272,825	272,825	27,851,540	102.09	32,367,114	118.64
2030	288,868	288,868	30,418,240	105.30	33,733,419	116.78
2031	787,850	787,850	84,003,936	106.62	94,508,609	119.96
2032	248,475	248,475	24,900,747	100.21	28,472,726	114.59
Thereafter	776,956	776,956	80,466,407	103.57	92,839,011	119.49

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	97,807	85,687	4,759,700	55.55	4,764,314	55.60
2024	32,406	12,484	218,931	17.54	222,933	17.86
2025	24,247	8,164	398,587	48.82	418,996	51.32
2026	38,196	34,883	2,066,884	59.25	2,188,559	62.74
2027	189,746	186,827	11,314,003	60.56	12,450,305	66.64
2028	647,920	311,389	17,111,496	54.95	18,688,850	60.02
2029	113,708	112,239	7,249,522	64.59	8,221,677	73.25
2030	55,243	55,243	3,308,390	59.89	3,783,207	68.48
2031	52,791	49,646	2,862,378	57.66	3,277,278	66.01
2032	64,737	51,388	3,801,937	73.98	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	249,976	73,170	5,547,003	75.81	5,547,003	75.81
2024	67,013	49,922	4,032,739	80.78	4,072,642	81.58
2025	173,879	59,540	3,620,595	60.81	3,753,876	63.05
2026	338,009	269,324	26,516,168	98.45	28,068,690	104.22
2027	220,521	76,239	5,969,141	78.30	6,369,980	83.55
2028	133,921	99,076	6,948,716	70.14	7,749,895	78.22
2029	83,123	51,052	3,522,351	68.99	4,059,665	79.52
2030	107,898	41,498	2,728,015	65.74	3,370,422	81.22
2031	86,621	65,520	3,953,672	60.34	4,619,622	70.51
2032	552,493	350,187	26,110,692	74.56	30,379,003	86.75
Thereafter	815,187	587,972	37,089,533	63.08	47,375,651	80.57

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Lease expirations - Suburban properties [1,2,3]
as of March 31, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	370,626	370,626	23,660,862	63.84	23,660,862	63.84	[4]
2024	534,995	534,995	29,661,854	55.44	30,581,419	57.16
2025	723,132	723,132	39,284,915	54.33	39,991,229	55.30
2026	245,701	245,701	14,190,109	57.75	15,716,579	63.97
2027	210,241	210,241	10,096,920	48.03	10,541,457	50.14
2028	129,068	129,068	6,934,934	53.73	7,558,938	58.57
2029	452,789	452,789	21,117,632	46.64	24,517,731	54.15
2030	166,014	166,014	8,093,939	48.75	9,233,486	55.62
2031	534,365	474,025	29,053,564	61.29	32,075,289	67.67
2032	153,189	153,189	15,843,075	103.42	18,997,804	124.02
Thereafter	312,689	312,689	16,702,906	53.42	18,979,904	60.70

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	81,947	81,947	3,211,988	39.20	3,211,988	39.20	[4]
2024	498,773	498,773	19,043,828	38.18	19,104,190	38.30
2025	248,607	248,607	9,795,759	39.40	9,990,675	40.19
2026	242,548	242,548	9,993,218	41.20	10,328,043	42.58
2027	242,585	242,585	9,011,482	37.15	9,435,001	38.89
2028	42,213	42,213	1,547,940	36.67	1,664,777	39.44
2029	68,315	68,315	2,622,781	38.39	2,879,821	42.16
2030	47,174	47,174	1,787,592	37.89	1,932,570	40.97
2031	161,276	161,276	6,600,885	40.93	6,953,489	43.12
2032	55,310	55,310	2,005,603	36.26	2,254,498	40.76
Thereafter	89,421	89,421	3,682,621	41.18	4,214,551	47.13

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	220,926	181,229	13,026,271	71.88	13,849,341	76.42
2024	168,056	116,493	4,782,102	41.05	4,920,483	42.24
2025	418,316	389,364	25,625,014	65.81	26,883,635	69.04
2026	213,544	124,570	9,443,042	75.81	9,981,275	80.13
2027	104,269	93,305	6,852,551	73.44	7,585,729	81.30
2028	88,044	58,057	3,333,311	57.41	3,816,153	65.73
2029	36,568	18,284	957,170	52.35	1,124,931	61.53
2030	75,755	64,142	3,891,592	60.67	4,670,986	72.82
2031	60,122	30,061	1,479,007	49.20	1,853,531	61.66
2032	61,035	30,518	1,848,736	60.58	2,125,451	69.65
Thereafter	—	—	—	—	—	—

Q1 2023
Lease expirations - Suburban properties (continued) [1,2,3]
as of March 31, 2023

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	316,927	316,927	12,933,653	40.81	13,009,466	41.05
2024	388,509	388,509	20,566,625	52.94	20,731,073	53.36
2025	173,081	173,081	9,004,824	52.03	9,469,358	54.71
2026	219,321	219,321	12,396,418	56.52	13,073,977	59.61
2027	381,215	381,215	20,678,954	54.24	22,740,236	59.65
2028	89,687	89,687	5,221,123	58.21	5,919,732	66.00
2029	560,093	560,093	30,059,503	53.67	34,738,807	62.02
2030	104,151	104,151	5,938,836	57.02	6,807,426	65.36
2031	93,955	93,955	5,153,151	54.85	6,090,879	64.83
2032	496,516	496,516	31,086,736	62.61	37,163,900	74.85
Thereafter	2,857,326	2,489,540	127,337,529	51.15	158,494,729	63.66

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2023
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Credit Suisse	Tayo Okusanya	212.325.1402
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Jonathan Peterson	212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q1 2023
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint ventures properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units, (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units and (12) on and after February 3, 2023, which was the end of the performance period for 2020 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2020 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2021, 2022 and 2023 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are

Q1 2023
Definitions (continued)

evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income attributable to Boston Properties, Inc, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2023
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2023
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus (1) net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, losses from early extinguishments of debt, unrealized loss on non-real estate investment and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, interest and other income (loss), gain on sales-type lease and other income - assignment fee. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20 - 23 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q1 2023
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Mar-23	31-Dec-22
Revenue	$803,200	$789,824
Partners’ share of revenue from consolidated joint ventures (JVs)	(79,448)	(78,915)
BXP’s share of revenue from unconsolidated JVs	65,659	61,988
BXP’s Share of revenue	$789,411	$772,897

Straight-line rent	$24,806	$32,038
Partners’ share of straight-line rent from consolidated JVs	(3,649)	(4,635)
BXP’s share of straight-line rent from unconsolidated JVs	2,706	3,626
BXP’s Share of straight-line rent	$23,863	$31,029

Fair value lease revenue [2]	$3,596	$3,088
Partners’ share of fair value lease revenue from consolidated JVs [2]	(140)	(140)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	1,123	893
BXP’s Share of fair value lease revenue [2]	$4,579	$3,841

Lease termination income	$195	$1,723
Partners’ share of termination income from consolidated JVs	(172)	(206)
BXP’s share of termination income from unconsolidated JVs	877	803
BXP’s Share of termination income	$900	$2,320

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$23,064	$26,088
Partners’ share of parking and other revenue from consolidated JVs	(594)	(738)
BXP’s share of parking and other revenue from unconsolidated JVs	2,925	2,834
BXP’s Share of parking and other revenue	$25,395	$28,184

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	304	305
BXP’s Share of hedge amortization, net of costs	$1,750	$1,751

Straight-line ground rent expense adjustment	$401	$262
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	142	142
BXP’s Share of straight-line ground rent expense adjustment	$543	$404

Depreciation and amortization	$208,734	$198,330
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,711)	(17,435)
BXP’s share of depreciation and amortization from unconsolidated JVs	25,645	24,626
BXP’s Share of depreciation and amortization	$216,668	$205,521

Lease transaction costs that qualify as rent inducements [3]	$5,386	$11,212
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(185)	(101)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	318	600
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$5,519	$11,711

2nd generation tenant improvements and leasing commissions	$53,656	$50,638
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(9,904)	(3,733)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,403	8,708
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$45,155	$55,613

Q1 2023
Reconciliations (continued)

Maintenance capital expenditures [4]	$21,455	$25,813
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(3,216)	(4,368)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	269	784
BXP’s Share of maintenance capital expenditures [4]	$18,508	$22,229

Interest expense	$134,207	$119,923
Partners’ share of interest expense from consolidated JVs	(11,761)	(11,954)
BXP’s share of interest expense from unconsolidated JVs	23,701	21,435
BXP’s Share of interest expense	$146,147	$129,404

Capitalized interest	$10,589	$12,082
Partners’ share of capitalized interest from consolidated JVs	(30)	(80)
BXP’s share of capitalized interest from unconsolidated JVs	1,630	1,402
BXP’s Share of capitalized interest	$12,189	$13,404

Amortization of financing costs	$4,955	$3,716
Partners’ share of amortization of financing costs from consolidated JVs	(499)	(497)
BXP’s share of amortization of financing costs from unconsolidated JVs	760	759
BXP’s Share of amortization of financing costs	$5,216	$3,978

Fair value interest adjustment	$—	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	250
BXP’s Share of fair value interest adjustment	$499	$250

_____________
1Represents the reinstatement of accrued rent balances related to clients that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2023
Reconciliations (continued)
for the three months ended March 31, 2023
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$75,036	$99,273	$174,309
Straight-line rent	1,140	7,096	8,236
Fair value lease revenue	327	21	348
Termination income	—	383	383
Total lease revenue	76,503	106,773	183,276
Parking and other	—	1,321	1,321
Total rental revenue [2]	76,503	108,094	184,597
Expenses
Operating	31,431	39,683	71,114
Net Operating Income (NOI)	45,072	68,411	113,483

Other income (expense)
Development and management services revenue	—	456	456
Interest and other income	968	1,113	2,081
Interest expense	(20,882)	(7,583)	(28,465)
Depreciation and amortization expense	(16,593)	(23,230)	(39,823)
General and administrative expense	(32)	(39)	(71)
Total other income (expense)	(36,539)	(29,283)	(65,822)
Net income	$8,533	$39,128	$47,661

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$17,364	$29,733	$47,097
BXP’s share of NOI (after income allocation to private REIT shareholders)	$27,708	$38,678	$66,386
Unearned portion of capitalized fees [4]	$257	$365	$622

Partners’ share of select items [3]
Partners’ share of parking and other revenue	$—	$594	$594
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$153	$499
Partners’ share of depreciation and amortization related to capitalized fees	$366	$452	$818
Partners’ share of capitalized interest	$30	$—	$30
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(185)	$(185)
Partners’ share of management and other fees	$668	$1,053	$1,721
Partners’ share of basis differential depreciation and amortization expense	$(20)	$(178)	$(198)
Partners’ share of basis differential interest and other adjustments	$(4)	$23	$19

Reconciliation of Partners’ share of EBITDAre [5]
Partners’ NCI	$2,403	$16,257	$18,660
Add:
Partners’ share of interest expense after BXP’s basis differential	8,349	3,412	11,761
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,983	10,728	17,711
Partners’ share of EBITDAre	$17,735	$30,397	$48,132

Q1 2023
Reconciliations (continued)
for the three months ended March 31, 2023
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [2]	$30,601	$48,642		$79,243
Less: Termination income	—	172		172
Rental revenue (excluding termination income) [2]	30,601	48,470		79,071
Less: Operating expenses (including partners’ share of management and other fees)	13,237	18,909		32,146
Income allocation to private REIT shareholders	—	—		—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$17,364	$29,561		$46,925

Rental revenue (excluding termination income) [2]	$30,601	$48,470		$79,071
Less: Straight-line rent	456	3,193	[2]	3,649
Fair value lease revenue	131	9		140
Add: Lease transaction costs that qualify as rent inducements	—	185		185
Subtotal	30,014	45,453		75,467
Less: Operating expenses (including partners’ share of management and other fees)	13,237	18,909		32,146
Income allocation to private REIT shareholders	—	—		—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,777	$26,544		$43,321

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$30,601	$48,642		$79,243
Add: Development and management services revenue	—	205		205
Revenue	$30,601	$48,847		$79,448
_________
1Lease revenue includes recoveries from clients and service income from clients.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
5Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2023
Reconciliations (continued)
for the three months ended March 31, 2023
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$22,370	$35,225		$22,296		$11,399		$6,886	$33,590		$131,766
Straight-line rent	1,568	(333)		249		468		545	3,819		6,316
Fair value lease revenue	—	229		1,538		23		1,134	—		2,924
Termination income	—	—		1,358		—		—	116		1,474
Total lease revenue	23,938	35,121		25,441		11,890		8,565	37,525		142,480
Parking and other	10	3,652		262		165		481	2,013		6,583
Total rental revenue [3]	23,948	38,773		25,703		12,055		9,046	39,538		149,063
Expenses
Operating	6,796	14,207		13,762	[4]	4,717		3,566	14,046		57,094
Net operating income/(loss)	17,152	24,566		11,941		7,338		5,480	25,492		91,969

Other income/(expense)
Development and management services revenue	—	—		749		—		—	118		867
Interest and other income	398	371		57		(7)		70	604		1,493
Interest expense	(10,660)	(11,794)		(12,404)		—		(4,405)	(17,987)		(57,250)
Unrealized loss on derivative instruments	—	—		(10,610)		—		—	—		(10,610)
Transaction costs	(9)	(61)		—		—		—	(4)		(74)
Depreciation and amortization expense	(8,435)	(12,997)		(8,301)		(4,780)		(5,156)	(10,309)		(49,978)
General and administrative expense	(9)	(3)		(81)		(1)		(5)	(13)		(112)
Total other income/(expense)	(18,715)	(24,484)		(30,590)		(4,788)		(9,496)	(27,591)		(115,664)
Net income/(loss)	$(1,563)	$82		$(18,649)		$2,550		$(4,016)	$(2,099)		$(23,695)

BXP’s share of select items:
BXP’s share of parking and other revenue	$5	$1,913		$81		$83		$162	$681	[5]	$2,925
BXP’s share of amortization of financing costs	$168	$102		$69		$—		$29	$392	[5]	$760
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$252	$52		$304
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—		$499
BXP’s share of capitalized interest	$—	$—		$1,570		$—		$—	$60	[5]	$1,630

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(787)	$(792)		$(5,403)		$577		$(1,343)	$179	[5]	$(7,569)
Add:
BXP’s share of interest expense	5,331	6,240		4,498		—		1,483	6,149	[5]	23,701
BXP’s share of depreciation and amortization expense	4,223	7,929	[6]	4,918		2,883	[6]	1,728	3,964	[5]	25,645
BXP’s share of EBITDAre	$8,767	$13,377	[6]	$4,013		$3,460	[6]	$1,868	$10,292	[5]	$41,777

Q1 2023
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$11,975	$20,706	[6]	$8,281	$5,816	[6]	$3,045	$15,437	[5]	$65,260
BXP’s share of operating expenses	3,398	7,481		4,631	2,352		1,199	5,443	[5]	24,504
BXP’s share of net operating income/(loss)	8,577	13,225	[6]	3,650	3,464	[6]	1,846	9,994	[5]	40,756
Less:
BXP’s share of termination income	—	—		847	—		—	30		877
BXP’s share of net operating income/(loss) (excluding termination income)	8,577	13,225		2,803	3,464		1,846	9,964	[5]	39,879
Less:
BXP’s share of straight-line rent	783	(96)	[6]	315	240	[6]	184	1,280	[5]	2,706
BXP’s share of fair value lease revenue	—	427	[6]	521	(207)	[6]	382	—		1,123
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		142	—		—	—		142
BXP’s share of lease transaction costs that qualify as rent inducements	—	233		—	—		—	85	[5]	318
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$7,794	$13,127	[6]	$2,109	$3,431	[6]	$1,280	$8,769	[5]	$36,510

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$11,975	$20,706	[6]	$8,281	$5,816	[6]	$3,045	$15,437	[5]	$65,260
Add:
BXP’s share of development and management services revenue	—	—		375	—		—	24		399
BXP’s share of revenue	$11,975	$20,706	[6]	$8,656	$5,816	[6]	$3,045	$15,461	[5]	$65,659

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4 Includes approximately $284 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q1 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Dec-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$121,790	$184,537
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,972	20,544
Noncontrolling interest in property partnerships	19,961	18,204
Net income	155,723	223,285
Add:
Interest expense	119,923	103,331
Losses from early extinguishments of debt	—	44,284
Unrealized loss on non-real estate investment	150	—
Loss from unconsolidated joint ventures	58,451	825
Depreciation and amortization expense	198,330	177,521
Transaction costs	759	2,066
Payroll and related costs from management services contracts	4,246	3,321
General and administrative expense	36,000	33,649
Less:
Gains from investments in securities	2,096	1,882
Interest and other income (loss)	5,789	1,564
Gains on sales-type lease	10,058	—
Gains on sales of real estate	55,726	115,556
Direct reimbursements of payroll and related costs from management services contracts	4,246	3,321
Development and management services revenue	8,406	7,516
Net Operating Income (NOI)	487,261	458,443
Add:
BXP’s share of NOI from unconsolidated joint ventures	37,734	33,278
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	48,589	47,841
BXP’s Share of NOI	476,406	443,880
Less:
Termination income	1,723	(16)
BXP’s share of termination income from unconsolidated joint ventures	803	88
Add:
Partners’ share of termination income from consolidated joint ventures	206	(4)
BXP’s Share of NOI (excluding termination income)	$474,086	$443,804

Net Operating Income (NOI)	$487,261	$458,443
Less:
Termination income	1,723	(16)
NOI from non Same Properties (excluding termination income)	41,487	14,845
Same Property NOI (excluding termination income)	444,051	443,614
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	48,383	47,845
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	36,931	33,190
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	10,220	6,828
BXP’s Share of Same Property NOI (excluding termination income)	$422,379	$422,131

Change in BXP’s Share of Same Property NOI (excluding termination income)	$248
Change in BXP’s Share of Same Property NOI (excluding termination income)	0.1%

Q1 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Dec-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$121,790	$184,537
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,972	20,544
Noncontrolling interest in property partnerships	19,961	18,204
Net income	155,723	223,285
Add:
Interest expense	119,923	103,331
Losses from early extinguishments of debt	—	44,284
Unrealized loss on non-real estate investment	150	—
Loss from unconsolidated joint ventures	58,451	825
Depreciation and amortization expense	198,330	177,521
Transaction costs	759	2,066
Payroll and related costs from management services contracts	4,246	3,321
General and administrative expense	36,000	33,649
Less:
Gains from investments in securities	2,096	1,882
Interest and other income (loss)	5,789	1,564
Gains on sales-type lease	10,058	—
Gains on sales of real estate	55,726	115,556
Direct reimbursements of payroll and related costs from management services contracts	4,246	3,321
Development and management services revenue	8,406	7,516
Net Operating Income (NOI)	487,261	458,443
Less:
Straight-line rent	32,038	30,619
Fair value lease revenue	3,088	1,412
Termination income	1,723	(16)
Add:
Straight-line ground rent expense adjustment [1]	631	680
Lease transaction costs that qualify as rent inducements [2]	11,212	3,731
NOI - cash (excluding termination income)	462,255	430,839
Less:
NOI - cash from non Same Properties (excluding termination income)	34,311	10,745
Same Property NOI - cash (excluding termination income)	427,944	420,094
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	43,709	45,401
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	33,154	30,412
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	9,021	7,158
BXP’s Share of Same Property NOI - cash (excluding termination income)	$408,368	$397,947

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$10,421
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	2.6%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(369) and $52 for the three months ended December 31, 2022 and 2021, respectively. As of December 31, 2022, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q1 2023
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-22	31-Dec-21
Revenue
Lease	$718,120	$690,912
Parking and other	21,734	23,087
Hotel revenue	4,557	6,227
Development and management services	5,831	7,516
Direct reimbursements of payroll and related costs from management services contracts	4,065	3,321
Total revenue	754,307	731,063
Expenses
Operating	138,723	129,615
Real estate taxes	131,527	127,125
Demolition costs	5	38
Hotel operating	4,840	5,005
General and administrative	43,194	33,649
Payroll and related costs from management services contracts	4,065	3,321
Transaction costs	—	2,066
Depreciation and amortization	177,624	177,521
Total expenses	499,978	478,340
Other income (expense)
Income (loss) from unconsolidated joint ventures	2,189	(825)
Gains on sales of real estate	22,701	115,556
Gains (losses) from investments in securities	(2,262)	1,882
Interest and other income (loss)	1,228	1,564
Losses from early extinguishments of debt	—	(44,284)
Interest expense	(101,228)	(103,331)
Net income	176,957	223,285
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,549)	(18,204)
Noncontrolling interest - common units of the Operating Partnership	(16,361)	(20,544)
Net income attributable to Boston Properties, Inc.	$143,047	$184,537

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.91	$1.18
Net income attributable to Boston Properties, Inc. per share - diluted	$0.91	$1.18